Registration No. 333-53909

    As filed with the Securities and Exchange Commission on April 10, 2000

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM S-6
                        POST-EFFECTIVE AMENDMENT NO. 3
                        TO REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933
       OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL-R
                             (Exact Name of Trust)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)
                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
         (Complete Address of Depositor's Principal Executive Offices)

                            Pauletta P. Cohn, Esq.
                            Deputy General Counsel
                        American General Life Companies
                              2929 Allen Parkway
                             Houston, Texas 77019
               (Name and Complete Address of Agent for Service)

               Title and Amount of Securities Being Registered:
                 An Indefinite Amount of Units of Interest in
                    American General Life Insurance Company
                             Separate Account VL-R
                    Under Variable Life Insurance Policies

Amount of Filing Fee:  None required.

It is proposed that this filing will become effective on May 1, 2000 pursuant to paragraph (b) of Rule 485.

Registrant elects to be governed by Rule 63-e(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the Variable Life Insurance Policies described in the Prospectus.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL-R
                 RECONCILIATION AND TIE BETWEEN ITEMS IN FORM
                           N-8B-2 AND THE PROSPECTUS
                    (PURSUANT TO INSTRUCTION 4 OF FORM S-6)

                             CROSS REFERENCE SHEET

ITEM NO. OF FORM N-8B-2*                        PROSPECTUS CAPTION
------------------------                        ------------------
1                                               Additional Information: Separate Account VL-R
2                                               Additional Information: AGL.
3                                               Inapplicable.**
4                                               Additional Information: Distribution of Policies.
5, 6                                            Additional Information: Separate Account VL-R.
7                                               Inapplicable.**
8                                               Inapplicable.**
9                                               Additional Information: Legal Matters.
10(a)                                           Additional Information: Your Beneficiary, Assigning
                                                  Your Policy.
10(b)                                           Basic Questions You May Have: How will the value
                                                  of my investment in a Policy change over time?
10(c)(d)                                        Basic Questions You May Have: How can I change
                                                  my Policy's insurance coverage?  How can I access
                                                  my investment in a Policy?  Can I choose the form
                                                  in which AGL pays out any proceeds from my
                                                  Policy?
10(e)                                           Basic Questions You May Have: Must I invest any
                                                  minimum amount in a policy?
10(f)                                           Additional Information: Voting Privileges.
10(g)(1), 10(g)(4), 10(h)(3), 10(h)(2)          Basic Questions You May Have: To what extent will
                                                  AGL vary the terms and conditions of the Policies
                                                  in  particular cases?  Additional Information: Voting
                                                  Privileges; Additional Rights That We Have.
10(g)(3), 10(g)(4), 10(h)(3), 10(h)(4)          Inapplicable.**
10(i)                                           Additional Information: Separate Account VL-R; Tax
                                                  Effects.
11                                              Basic Questions You May Have: How will the value
                                                  of my investment in a Policy change over time?
12(a)                                           Additional Information: Separate Account VL-R.
                                                  Front Cover.
12(b)                                           Inapplicable.**
12(c), 12(d)                                    Inapplicable.**
12(e)                                           Inapplicable, because the Separate Account did not
                                                  commence operations.
13(a)                                           Basic Questions You May Have: What charges will
                                                  AGL deduct from my investment in a Policy?  What
                                                  charges and expenses will the Mutual Funds deduct
                                                  from the amounts I invest through my Policy?
                                                  Additional Information: More About Policy
                                                  Charges.
13(b)                                           Illustrations of Hypothetical Policy Benefits.
13(c)                                           Inapplicable.**
13(d)                                           Basic Questions You May Have: To what extent will
                                                  AGL vary the terms and conditions of the Policy
                                                  in particular cases?
13(e), 13(f), 13(g)                             None.
14                                              Basic Questions You May Have: How can I invest
                                                  money in a Policy?
15                                              Basic Questions You May Have: How can I invest

                                                  money in a Policy?  How do I communicate with
                                                  AGL?
16                                              Basic Questions You May Have: How will the value
                                                  of my investment in a Policy change over time?
                                                Additional Information: Separate Account VL-R.

ITEM NO.                                        ADDITIONAL INFORMATION
--------                                        ----------------------
17(a), 17(b)                                    Captions referenced under Items 10(c), 10(d), and
                                                  10(e).
17(c)                                           Inapplicable.**
18(a)                                           Captions referred to under Item 16.
18(b), 18(d)                                    Inapplicable.**
18(c)                                           Additional Information: Separate Account VL-R.
19                                              Additional Information: Separate Account VL-R;
                                                  Our Reports to Policy Owners.
20(a), 20(b), 20(c), 20(d), 20(e), 20(f)        Inapplicable.**
21(a), 21(b)                                    Basic Questions You May Have: How can I access
                                                  my investment in a Policy?  Additional Information:
                                                  Payment of Policy Proceeds.
21(c)                                           Inapplicable.**
22                                              Additional Information: Payment of Policy Proceeds-
                                                  Delay to Challenge Coverage.
23                                              Inapplicable.**
24                                              Additional Information. Additional Rights That We
                                                  Have.
25                                              Additional Information: AGL.
26                                              Inapplicable, because the Separate Account has
                                                  not yet commenced operations.
27                                              Additional Information: AGL.
28                                              Additional Information: AGL's Management.
29                                              Additional Information: AGL.
30, 31, 32, 33, 34                              Inapplicable, because the Separate Account has not
                                                  yet commenced operations.
35                                              Inapplicable.**
36                                              Inapplicable.**
37                                              None.
38, 39                                          Additional Information: Distribution of the Policies.
40                                              Inapplicable, because the Separate Account has not
                                                  yet commenced operations.
41(a)                                           Additional Information: Distribution of the Policies.
41(b), 41(c)                                    Inapplicable.**
42, 43                                          Inapplicable, because the Separate Account has not
                                                  yet commenced operations or issued any securities.
44(a)(1), 44(a)(2), 44(a)(3)                    Basic Questions You May Have: How will the value
                                                  of my investment in a Policy change over time?
44(a)(4)                                        Additional Information: Tax Effects--Our taxes.
44(a)(5), 44(a)(6)                              Basic Questions You May Have: What charges will
                                                  AGL deduct from my investment in a Policy?
44(b)                                           Inapplicable.**
44(c)                                           Caption referenced in 13(d) above.
45                                              Inapplicable, because the Separate Account has not
                                                  yet commenced operations.
46(a)                                           Captions referenced in 44(a) above.
46(b)                                           Inapplicable.**
47, 48, 49                                      None.
50                                              Inapplicable.**
51                                              Inapplicable.**
52(a), 52(c)                                    Basic Questions You May Have: To what extent can
                                                  AGL vary the terms and conditions of the Policy in
                                                  particular cases?  Additional Information:

                                       Additional Rights That We Have.
52(b), 52(d)                           None.
53(a)                                  Additional Information: Tax Effects--Our taxes.
53(b), 54                              Inapplicable.**
55                                     Illustrations of Hypothetical Policy Benefits.
56-59                                  Inapplicable.**

* Registrant includes this Reconciliation and Tie in its Registration Statement in compliance with Instruction 4 as to the Prospectus as set out in Form S-6. Separate Account VL-R (Account) has previously filed a notice of registration as an investment company on Form N-8A under the Investment Company Act of 1940 (Act), and a Form N-8B-2 Registration Statement. Pursuant to Sections 8 and 30(b)(1) of the Investment Company Act of 1940 ("Act"), Rule 30a-1 under the Act, and Forms N-8B-2 and N-SAR under that Act, the Account will keep its Form N-8B-2 Registration Statement current through the filing of periodic reports required by the Securities and Exchange Commission (Commission).

** Not required pursuant to either Instruction 1(a) as to the Prospectus as set out in Form S-6 or the administrative practice of the Commission and its staff of adapting the disclosure requirements of the Commission's registration statement forms in recognition of the differences between variable life insurance policies and other periodic payment plan certificates issued by investment companies and between separate accounts organized as management companies and unit investment trusts.

                                  LEGACY PLUS
   Flexible Premium Variable Life Insurance Policy (the "Policy") Issued by
                American General Life Insurance Company ("AGL")

HOME OFFICE:


     (Express Delivery)                            (US Mail)
    2727-A Allen Parkway                     Variable Universal Life
  Houston, Texas 77019-2191                      Administration
    PHONE: 1-888-325-9315                        P.O. Box 4880
        or 1-713-831-3443                   Houston, Texas 77210-4880
     FAX:  1-877-445-3098 (toll free)

This booklet is called the "prospectus."

  Investment options. You may use AGL's Separate Account VL-R ("Separate Account") to invest in the following variable investment options and change your selections from time to time:

     ----------------------------------------------------------------------------------------
     AIM Variable Insurance Funds                       American General Series Portfolio
                                                        Company

     .AIM V.I. Value Fund                               .Money Market Fund

     A I M Advisors, Inc./*/                            The Variable Annuity Life
                                                        Insurance Company /*/
     ----------------------------------------------------------------------------------------
     The Universal Institutional Funds, Inc.            BT Insurance Funds Trust
     Inc.

     .Equity Growth                                     .Equity 500 Index
                                                        .EAFE Equity Index

     Morgan Stanley Asset Management*                   Bankers Trust Company*
     ----------------------------------------------------------------------------------------

*The Investment Adviser of the investment option


Separate prospectuses contain more information about the Mutual Funds ("Funds" or "Mutual Funds") in which we invest the accumulation value that you allocate to any of the above-listed investment options. The formal name of each such Fund is set forth in the chart that appears above. Your investment results in any such option will depend on those of the related Fund. You should be sure you also read the prospectus of the Mutual Fund for any such investment option you may be interested in. You can request free copies of any or all of the Mutual Fund prospectuses from your AGL representative or from us at our Home Office listed above.

  Other choices you have. During the insured person's lifetime, you may, within limits, (1) increase (but not decrease) the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose, when and how much you invest, and (4) choose whether your accumulation value under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary.

  Charges and expenses. We deduct charges and expenses from the amounts you invest. These are described beginning on page 7.

  Right to return. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund you the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Home Office address shown on the first page of this prospectus or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the above-listed investment options as you have chosen. Any additional premium we receive during the 15-day period will also be invested in the money market division and allocated to the investment options at the same time as your initial premium.

  We have designed this prospectus to provide you with information that you should have before investing in the Policies. Please read the prospectus carefully and keep it for future reference.

  Neither the Securities and Exchange Commission ("SEC") or any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense. The policies are not available in all states.

  The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal invested.

                     This prospectus is dated May 1, 2000.

                           GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you purchase a Legacy Plus policy ("Policy") or exercise any of your rights or privileges under a Policy.

  Basic Information. Here are the page numbers in this prospectus where you may find answers to most of your questions:

                                                                                     Page to
                                                                                   See in this
                                                                                    Prospectus
                                                                                    ----------
Basic Questions You May Have
----------------------------
 .    How can I invest money in a Policy?........................................        4
 .    How will the value of my investment in a Policy change over time?..........        5
 .    What is the basic amount of insurance ("death benefit")
       that AGL pays when the insured person dies?..............................        6
 .    What charges will AGL deduct from my investment in a Policy?...............        7
 .    What charges and expenses will the Mutual Funds deduct from
       amounts I invest through my Policy?......................................        9
 .    Must I invest any minimum amount in a Policy?..............................       10
 .    How can I change my Policy's investment options?...........................       10
 .    How can I change my Policy's insurance coverage?...........................       11
 .    What additional rider benefits might I select?.............................       11
 .    How can I access my investment in a Policy?................................       11
 .    Can I choose the form in which AGL pays out proceeds from my Policy?.......       13
 .    To what extent can AGL vary the terms and conditions of the Policy
       in particular cases?.....................................................       14
 .    How will my Policy be treated for income tax purposes?.....................       14
 .    How do I communicate with AGL?.............................................       15

  Illustrations of a hypothetical Policy. Starting on page 16, we have included some examples of how the values of a sample Policy would change over time, based on certain assumptions we have made. Because your circumstances may vary considerably from our assumptions, your AGL representative will also provide you with a similar sample illustration that is more tailored to your own circumstances and wishes.

  Additional information. You may find the answers to any other questions you have under "Additional Information" beginning on page 20 or in the form of our Policy. A table of contents for the "Additional Information" portion of this prospectus also appears on page 20. You can obtain copies of our Policy form from (and direct any other questions to) your AGL representative or our Home Office (shown on the first page of this prospectus).

  Financial statements. We have included certain financial statements of AGL and Separate Account VL-R in this prospectus. These begin on page VL-R-1.

  Special words and phrases. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of Words and Phrases that appears at the back of this prospectus. That index will tell you on what page you can read more about many of the words and phrases that we use.

                         BASIC QUESTIONS YOU MAY HAVE


How can I invest money in a Policy?

  Premium payments. We call the investments you make in a Policy "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. We can refuse to accept a subsequent premium payment that is less than $50. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your right to return expires, as discussed on page 2, will be allocated upon receipt to the available investment options you have chosen.

  Limits on premium payments. In certain circumstances, we may refuse to accept an additional premium if:

  . the insured person does not provide us with adequate evidence that he/she continues to meet our requirements for issuing insurance; or

  . the additional premium would cause the "net amount at risk" to exceed the Maximum Net Amount at Risk, as set out in your Policy.

The net amount at risk is the difference between:

  . the death benefit that would be payable before reduction by policy loans if the insured person died on that date; and

  . the then total accumulation value under the Policy. The term "accumulation value" is described on page 5.

Additional premium payments may result in an increase in the death benefit. If the increase in the death benefit exceeds the increase in the accumulation value due to the alternative basic death benefit calculation, then the net amount at risk will increase. The resulting increase in the net amount at risk could cause the net amount at risk to exceed the Maximum Net Amount at Risk. The "alternative basic death benefit" calculation is described starting on page 6.

  The sum of the premiums you pay under your Policy may not exceed the guideline premium limitation as defined by Section 7702 of the Internal Revenue Code of 1986, as amended. Any portion of any premium you pay which is determined to be in excess of the limit will be refunded.

  Checks and money orders. You must pay premiums by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium must be sent directly to our Home Office.

  Other ways to pay premiums. We also accept premium payments by bank draft, wire, or by exchange from another insurance company. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Home Office shown on the first page of this prospectus.

  We have a premium financing program available for certain qualified applicants. If you intend to make an initial premium payment of at least $50,000 and you have a net worth of at least $3,000,000, you may qualify under this program. For more information, you may contact your registered representative or our Home Office at 1-800-677-3311.

  Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed.

  Under dollar cost averaging, we automatically make transfers of your accumulation value from the money market investment option to one or more of the other investment options that you choose. You tell us whether you want these transfers to be made monthly, quarterly, semi-annually or annually. We make the transfers as of the end of the valuation period that contains the day of the month that you select other than the 29th, 30th or 31st day of the month. The term "valuation period" is described on page 29. You must have at least $100,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $5,000. You cannot participate in dollar cost averaging while also using automatic rebalancing (discussed below). Dollar cost averaging ceases upon your request, or if your accumulation value in the money market option becomes exhausted. We do not charge you for using this feature.

  Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each investment option under your Policy to correspond to your then current premium allocation designation. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. The date automatic rebalancing occurs will be based on the date of issue of your Policy. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. You must have a total accumulation value of at least $100,000 to begin automatic rebalancing. You cannot participate in this program while also participating in dollar cost averaging (discussed above). Rebalancing ends upon your request. We do not charge you for using this feature.

How will the value of my investment in a Policy change over time?

  Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 7 under "Deductions from each premium payment." We invest the rest in one or more of the investment options listed on the first page of this prospectus. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

  Your investment options. We invest the accumulation value that you have allocated to any investment option in shares of a Mutual Fund that follows investment practices, policies and objectives that are appropriate to that option. Over time, your accumulation value in any investment option will increase or decrease by the same amount as if you had invested in the related Fund's shares directly (and reinvested all dividends and distributions from the Fund in additional Fund shares); except that your accumulation value will be reduced by certain charges that we deduct. We describe these charges beginning on page 7 under "What charges will AGL deduct from my investment in a Policy?"

  You can review other important information about the Mutual Funds that you can choose in the separate prospectuses for those Funds. This includes information about the investment performance that each Fund's investment manager has achieved. You can request additional free copies of these prospectuses from your AGL representative or from our Home Office shown on the first page of this prospectus.

  Policies are "non-participating." You will not be entitled to any dividends from AGL.

What is the basic amount of insurance ("death benefit") that AGL pays when the insured person dies?

  Your specified amount of insurance. In your application to buy a Legacy Plus Policy, you will tell us how much life insurance coverage you want on the life of the insured person. We call this the "specified amount" of insurance.

  Your death benefit. The basic death benefit we will pay is reduced by any outstanding Policy loans. You also choose whether the basic death benefit we will pay is

  .  Option 1--The specified amount on the date of the insured person's death;
     or

  . Option 2--The specified amount plus the Policy's accumulation value on the date of death.

  Under Option 2, your death benefit will tend to be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value will tend to be higher under Option 1 than under Option 2.

  We will automatically pay an alternative basic death benefit if it is higher than the basic Option 1 or Option 2 death benefit (whichever you have selected). The alternative basic death benefit is computed by multiplying your Policy's accumulation value on the insured person's date of death by the following percentages:

 TABLE OF ALTERNATIVE BASIC DEATH BENEFITS AS A PERCENTAGE MULTIPLE
                         OF POLICY ACCUMULATION VALUE

                          BASED ON GUIDELINE PREMIUM

        Insured's                               Insured's
          Age on                % of             Age of              % of
          Policy            Accumulation         Policy          Accumulation
       Anniversary*            Value           Anniversary          Value
     ----------------       ------------       -----------       ------------
           0-40                   250                60              130
             41                   243                61              128
             42                   236                62              126
             43                   229                63              124
             44                   222                64              122
             45                   215                65              120
             46                   209                66              119
             47                   203                67              118
             48                   197                68              117
             49                   191                69              116
             50                   185                70              115
             51                   178                71              113
             52                   171                72              111
             53                   164                73              109
             54                   157                74              107
             55                   150             75-90              105
             56                   146                91              104
             57                   142                92              103
             58                   138                93              102
             59                   134                94              101
                                                    95+              100

--------------
* Nearest birthday at the beginning of the Policy year in which the insured person dies.

What charges will AGL deduct from my investment in a Policy?

  Deductions from each premium payment. There is currently no deduction from each premium payment you make. However, we have the right at any time to assess a charge not to exceed more than 1.5% on all future premium payments for the costs associated with the issuance of the Policy and administrative services we perform.

  Daily charge. We make a daily deduction at an annual effective rate of .75% of your accumulation value that is then being invested in any of the investment options for the costs associated with the mortality and expense risks we assume under the Policy. After a Policy has been in effect for 10 years, we will reduce the rate of the charge to a maximum of .50%, and after 20 years, we will further reduce the charge to a maximum of .25%. Because the Policies were first offered in 1998, however, this decrease has not yet occurred for any outstanding Policy. The daily deduction charges, including the current charge of .75%, are the maximums we may charge; we may charge less, but we can never charge more.

  Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "amount at risk" on that date. Our amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies, a greater amount at risk results in a higher monthly insurance charge. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as insured persons die.

  For otherwise identical Policies, a higher cost of insurance rate also results in a higher monthly insurance charge. Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy.

  In general, our cost of insurance rates increase with the insured person's age. The longer you own your Policy, the higher the cost of insurance rate will be. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male (except in Montana where such costs cannot be based on gender).

  Similarly, our current cost of insurance rates are generally lower for non-smokers than smokers. Insured persons who present particular health, occupational or non-work related risks may be charged higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policy.

  Our cost of insurance rates also are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

  Transaction Fee. We will charge a $25 transaction fee for each partial surrender you make to cover administrative services. This charge will be deducted from the investment options in the same ratio as the requested transfer.

  Charge for taxes. We can make a charge in the future for federal or state taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value.

  Allocation of charges. You may choose from which of your investment options we deduct all monthly charges. If you do not have enough accumulation value in any investment option to comply with your selection, we will deduct these charges in proportion to the amount of accumulation value you then have in each investment option.

  For a further discussion regarding the charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 27.

What charges and expenses will the Mutual Funds deduct from amounts I invest through my Policy?

  Each Mutual Fund pays its investment management fees and other operating expenses. Because they reduce the investment return of a Fund, these fees and expenses also will reduce indirectly the return you will earn on any accumulation value that you have invested in that Fund. These charges and expenses are as follows:

The Mutual Funds' Annual Expenses (as a percentage of average net assets).

                                                         Fund                           Other Fund         Total Fund
                                                      Management                         Operating          Operating
                                                     Fees After                        Expenses After     Expenses After
                                                      Expense                            Expense             Expense
                  Name of Fund                     Reimbursement      12b-1 Fees      Reimbursement       Reimbursement
                  ------------                     --------------     ----------      -------------       -------------
The following fund of
  AIM Variable Insurance Funds:/1/
     AIM V.I. Value Fund.........................        .61%                              .15%               .76%

The following fund of
  American General Series Portfolio Company:/1/
     Money Market Fund...........................        .50%                              .07%               .57%

The following fund of
  The Universal Institutional Funds, Inc.:/1/
     Equity Growth/2/............................        .29%                              .56%               .85%

The following funds of
  BT Insurance Funds Trust:/1/
     Equity 500 Index/2/.........................        .20%                              .30%               .50%
     EAFE Equity Index/2/........................        .45%                              .65%              1.10%

  /1/The Mutual Funds' advisers or administrators have entered into arrangements under which they pay certain amounts to AGL. The fees do not have a direct relationship to the Mutual Funds' Annual Expenses, and do not increase the amount of charges you pay under your Policy. (See "Miscellaneous" under "More About Policy Charges.")

  /2/For the Funds indicated, management fees and other expenses as shown for fiscal year 1999 would have been the percentages shown below without certain voluntary expense reimbursements from the investment advisor. Current and future fees and expenses may vary from the fiscal year 1999 fees and expenses. No other Funds receive any such reimbursements.

                                                        Other       Total
                                            Fund         Fund        Fund
                                         Management   Operating   Operating
   Name of Fund                             Fees       Expenses    Expenses
   ------------                             ----       --------    --------
Equity Growth.........................       .55%         .56%       1.11%
Equity 500 Index......................       .20%         .43%        .63%
EAFE Equity Index.....................       .45%        1.15%       1.60%

Must I invest any minimum amount in a Policy?

  Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to have us bill you. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure your Policy's cash surrender value stays above zero. The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero, as a result of the deductions we periodically make from your accumulation value.

  Policy lapse and reinstatement. If your Policy's cash surrender value does fall to zero, we will notify you and give you a grace period of 61 days to pay at least the amount we estimate is necessary to keep your Policy in force for a reasonable time. If we do not receive your payment by the end of the grace period, your Policy will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. Also, you would have to pay enough premium to keep your Policy in force for two months as well as pay or reinstate any indebtedness. In the Policy form itself, you will find additional information about the values and terms of a Policy after it is reinstated.

How can I change my Policy's investment options?

  Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

  Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. You may make transfers at any time. Unless you are transferring the entire amount you have in an investment option, each transfer must be at least $5,000. See "Additional Rights That We Have" on page 32.

  Transaction Fee. We will charge a $25 transaction fee for each transfer you make in excess of 12 per Policy year.

  Market Timing. The Policy is not designed for professional market timing organizations or other entities using programmed and frequent transfers. We reserve the right at any time and without prior notice to any party to terminate, suspend, or modify our policies or procedures regarding telephone requests or to stop permitting telephone requests altogether.

  Maximum number of investment options. We can at any time limit the number of investment options you may use. Our current rule is that you cannot use more than 18 different options over the life of your Policy. We are currently in the process of eliminating this restriction.

How can I change my Policy's insurance coverage?

  Increase in coverage. You may at any time request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage. You may not request a decrease in the specified amount of coverage under your Policy.

  We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. The monthly insurance charge for the increase will be based on the age and risk class of the insured person at the time of the increase.

  Change of death benefit option. You may at any time request us to change your coverage from death benefit Option 1 to 2 or vice-versa.

  . If you change from Option 1 to 2, we also automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change.

  . If you change from Option 2 to 1, we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value.

  Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 21 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

What additional rider benefits might I select?

  Legacy Plus Policies currently have no additional rider benefits available.

How can I access my investment in a Policy?

  Full surrender. You may at any time, without charge, surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans. We call this amount your "cash surrender value."

  Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $5,000. If the Option 1 death benefit is then in effect, we will also automatically reduce your Policy's specified amount of insurance by the amount of your withdrawal and any related charges. We will not permit a partial surrender if it would cause your accumulation value to fall below $100,000 or your death benefit to fall below the minimum specified in your Policy.

  You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the withdrawal in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

  Exchange of Policy in Certain States. Certain states require that a policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

  Transaction Fee. We will charge a $25 transaction fee for each partial surrender you make. This charge will be deducted from the investment options in the same ratio as the requested transfer.

  Policy loans. You may at any time borrow from us an amount equal to your Policy's cash surrender value less:

  .  $100,000;

  .  our estimate of three months' charges; and

  . the interest that will be payable on your loan through your next Policy anniversary.

This rule is not applicable in all states. The minimum amount of each loan is $5,000.

  We remove from your investment options an amount equal to your loan and hold that amount as additional collateral for the loan. We will credit your Policy with interest on this collateral amount at an effective annual rate of 4% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an effective annual rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

  You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

  You may repay all or part (but not less than $5,000) of your loan at any time before the death of the Insured while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan will be deducted from the proceeds we pay following the insured person's death.

  Preferred loan interest rate. We will credit a higher interest rate, but not more than 4.75%, on an amount of the collateral securing Policy loans taken out after the first 10 Policy years. The maximum amount of new loans that will receive this preferred loan interest rate for any year is:

  . 10% of your Policy's accumulation value (including any loan collateral we are holding for your Policy loans) at the beginning of the Policy year; or

  .  if less, your Policy's maximum remaining loan value at that anniversary.

We intend to set the rate of interest we credit to your preferred collateral amount equal to the loan interest rate you are paying, resulting in a zero net cost of borrowing for that amount. We have full discretion to vary the preferred rate, provided that it will always be greater than the rate we are then crediting in connection with regular Policy loans, and will never be less than an effective annual rate of 4.5%. Because we first offered the Policies in 1998, we have not yet applied the preferred loan interest rate to any Policy loan amounts.

  Maturity of your Policy. If the insured person is still living on the "Maturity Date" shown on page 3 of your Policy, we will automatically pay you the cash surrender value of the Policy, and the Policy will end. The maturity date is the Policy anniversary nearest the insured person's 100th birthday.

Can I choose the form in which AGL pays out the proceeds from my Policy?

  Choosing a payment option. You may choose to receive the full proceeds from the Policy as a single sum. This includes proceeds that become payable upon the death of the insured person, full surrender or the maturity date. Alternatively, you may elect that all or part of such proceeds be applied to one or more of the following payment options:

  .  Option 1 -  Equal monthly payments for a specified period of time.

  .  Option 2 -  Equal monthly payments of a specified amount until all amounts are paid out.

  .  Option 3 -  Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

  .  Option 4 -  Proceeds left to accumulate with interest.

  Additional payment options may also be available with our consent. We have the right to veto any payment option, if the payee is a corporation or other entity. You can read more about each of these options in our Policy form and in the separate form of payment contract that we issue when any such option takes effect.

  Within 60 days after the insured person's death, any payee entitled to receive proceeds as a single sum may elect one or more payment options.

  Interest rates that we credit under each option will be at least 3%.

  Change of payment option. You may change any payment option you have elected at any time while the Policy is in force and before the start date of the payment option.

  Tax impact. If a payment option is chosen, you or your beneficiary may have tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

To what extent can AGL vary the terms and conditions of the Policy in particular cases?

  Listed below are some variations we may make in the terms of a Policy. Any variations will be made only in accordance with uniform rules that we establish.

  Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace the other life insurance we issue with a Policy. Not all types of other insurance we issue are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

  Policies purchased through term life conversions. We maintain rules about how to convert term insurance to a Legacy Plus Policy. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy. Again, our published rules about term conversions may be changed from time to time, but are evenly applied to all our customers.

  State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which Legacy Plus Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

  Variations in expenses or risks. AGL may vary the charges and other terms of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

How will my Policy be treated for income tax purposes?

  Generally, death benefits paid under a Policy are not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

  Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

  For further information about the tax consequences of owning a Policy, please read "Tax Effects" starting on page 21.

How do I communicate with AGL?

  When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

  General. You should mail or express checks and money orders for premium payments and loan repayments directly to our Home Office.

  The following requests must be made in writing and signed by you:

  .  transfer of accumulation value;

  .  loan;

  .  full surrender;

  .  partial surrender;

  .  change of beneficiary or contingent beneficiary;

  .  change of allocation percentages for premium payments;

  .  loan repayments or charges;

  .  change of death benefit option or manner of death benefit payment;

  .  increase in specified insurance amount;

  . addition or cancellation of, or other action with respect to, election of a payment option for Policy proceeds;

  .  tax withholding elections; and

  .  telephone transaction privileges.

You should mail or express these requests to our Home Office at the appropriate address shown on the first page of this prospectus. You should also communicate notice of the insured person's death, and related documentation, to our Home Office.

  We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Home Office or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

  Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will mail you a prompt written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone transfer. Also, if, due to malfunction or other circumstances, the recording of your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-888-325-9315.

                 ILLUSTRATIONS OF HYPOTHETICAL POLICY BENEFITS

  To help explain how our Policy works, we have prepared the following tables:

                                                      page to
                                                    See in this
  Table                                             Prospectus
  -----                                              ----------
  Death Benefit Option 1 - Current Charges.......         18
     Guaranteed Maximum Charges..................         19


  The tables show how death benefits, accumulation values, and cash surrender values ("Policy benefits") under a sample Legacy Plus Policy would change over time if the investment options had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. The tables are for a 45 year-old male non-tobacco user. A single premium payment of $250,000 for an initial $1,110,551 of specified amount of coverage is assumed to be paid at issue. The illustrations assume no Policy loan has been taken. As illustrated, this Policy would be classified as a modified endowment contract (See "Tax Effects" in Additional Information for further discussion).

  Although the tables below do not include an example of a Policy with an Option 2 death benefit, such a Policy would have higher death benefits and lower cash surrender values.

  Separate tables are included to show both current and guaranteed maximum charges.

  . The charges assumed in the current charge tables include a daily charge at an annual effective rate of .75% for the first 10 Policy years, .50% for Policy years 11 - 20, and .25% thereafter and current monthly insurance charges.

  . The guaranteed maximum charge tables assume that these charges will include a daily charge at an annual effective rate of .75% for the first 10 Policy years, .50% for Policy years 11 - 20, and

     .25% thereafter, and an additional charge of 1.5% of every premium and guaranteed maximum insurance charges.

  The charges assumed by both the current and guaranteed maximum charge tables also include Mutual Fund expenses of .74% of aggregate Mutual Funds assets, which is the arithmetic average of the advisory fees payable with respect to each Mutual Fund, after all reimbursements, plus the arithmetic average of all other operating expenses of each such Fund after all reimbursements, as reflected on page 9 of this prospectus. We expect the reimbursement arrangements to continue in the future. If the reimbursement arrangements were not currently in effect, the arithmetic average of Mutual Fund expenses would equal .92% of aggregate Mutual Fund assets.

  Individual illustrations. On request, we will furnish you with a comparable illustration based on your Policy's characteristics. If you request illustrations more than once in any Policy year, we may charge $25 for the illustration.

                                  Legacy Plus
Single Premium $250,000                      Initial Specified Amount $1,110,551
                                             Death Benefit Option 1

                                  Male Age 45
                                   Nonsmoker
                           Assuming Current Charges

                         Death Benefit                       Accumulation Value                 Cash Surrender Value
End of            Assuming Hypothetical Gross            Assuming Hypothetical Gross        Assuming Hypothetical Gross
Policy            Annual Investment Return of            Annual Investment Return of        Annual Investment Return of
Year             0.0%         6.0%       12.0%           0.0%      6.0%       12.0%          0.0%      6.0%       12.0%
  1           1,110,551    1,110,551   1,110,551       244,730    259,580    274,430       244,730    259,580    274,430
  2           1,110,551    1,110,551   1,110,551       239,266    269,342    301,194       239,266    269,342    301,194
  3           1,110,551    1,110,551   1,110,551       233,782    279,474    330,723       233,782    279,474    330,723
  4           1,110,551    1,110,551   1,110,551       228,351    290,068    363,390       228,351    290,068    363,390
  5           1,110,551    1,110,551   1,110,551       222,779    300,962    399,362       222,779    300,962    399,362
  6           1,110,551    1,110,551   1,110,551       216,787    311,914    438,778       216,787    311,914    438,778
  7           1,110,551    1,110,551   1,110,551       210,766    323,301    482,361       210,766    323,301    482,361
  8           1,110,551    1,110,551   1,110,551       205,203    335,581    530,917       205,203    335,581    530,917
  9           1,110,551    1,110,551   1,110,551       199,398    348,175    584,483       199,398    348,175    584,483
 10           1,110,551    1,110,551   1,110,551       193,343    361,100    643,630       193,343    361,100    643,630

 15           1,110,551    1,110,551   1,419,211       160,219    436,289  1,059,112       160,219    436,289  1,059,112

 20           1,110,551    1,110,551   2,125,778       111,286    520,506  1,742,441       111,286    520,506  1,742,441

  The values will change if premiums are paid in different amounts or frequencies.

  The investment results are an example only and are not a representation of past or future investment results. Actual investment results may be more or less than those shown.

                                  Legacy Plus

Single Premium $250,000                     Initial Specified Amount $1,110,551
                                            Death Benefit Option 1

                                  Male Age 45
                                   Nonsmoker
                          Assuming Guaranteed Charges

                         Death Benefit                       Accumulation Value                  Cash Surrender Value
End of            Assuming Hypothetical Gross            Assuming Hypothetical Gross         Assuming Hypothetical Gross
Policy            Annual Investment Return of            Annual Investment Return of         Annual Investment Return of
Year             0.0%         6.0%       12.0%           0.0%      6.0%        12.0%           0.0%      6.0%      12.0%
  1           1,110,551    1,110,551   1,110,551       238,675    253,244     267,815       238,675    253,244    267,815
  2           1,110,551    1,110,551   1,110,551       230,866    260,269     291,421       230,866    260,269    291,421
  3           1,110,551    1,110,551   1,110,551       222,818    267,331     317,310       222,818    267,331    317,310
  4           1,110,551    1,110,551   1,110,551       214,422    274,334     345,653       214,422    274,334    345,653
  5           1,110,551    1,110,551   1,110,551       205,672    281,282     376,751       205,672    281,282    376,751
  6           1,110,551    1,110,551   1,110,551       196,565    288,179     410,942       196,565    288,179    410,942
  7           1,110,551    1,110,551   1,110,551       186,983    294,928     448,519       186,983    294,928    448,519
  8           1,110,551    1,110,551   1,110,551       176,809    301,430     489,828       176,809    301,430    489,828
  9           1,110,551    1,110,551   1,110,551       166,032    307,680     535,355       166,032    307,680    535,355
 10           1,110,551    1,110,551   1,110,551       154,527    313,577     585,580       154,527    313,577    585,580

 15           1,110,551    1,110,551   1,262,398        84,348    339,833     942,088        84,348    339,833    942,088

 20                   0    1,110,551   1,863,619             0    344,250   1,527,556             0    344,250  1,527,556

     The values will change if premiums are paid in different amounts or frequencies.

     The investment results are an example only and are not a representation of past or future investment results. Actual investment results may be more or less than those shown.

ADDITIONAL INFORMATION

  A general overview of the Policy appears at pages 1 - 19. The additional information that follows gives more details, but generally does not repeat what is set forth above.

                                                           Page to
                                                         See in this
Contents of Additional Information                       Prospectus
----------------------------------                       ----------

AGL......................................................    20
Separate Account VL-R....................................    21
Tax Effects..............................................    21
Voting Privileges........................................    26
Your Beneficiary.........................................    27
Assigning Your Policy....................................    27
More About Policy Charges................................    27
Effective Date of Policy and Related Transactions........    29
Distribution of the Policies.............................    30
Payment of Policy Proceeds...............................    31
Adjustments to Death Benefit.............................    32
Additional Rights That We Have...........................    32
Performance Information..................................    33
Our Reports to Policy Owners.............................    34
AGL's Management.........................................    34
Principal Underwriter's Management.......................    37
Legal Matters............................................    38
Independent Auditors.....................................    38
Actuarial Expert.........................................    39
Services Agreement.......................................    39
Certain Potential Conflicts..............................    39
Year 2000 Considerations.................................    39

   Special words and phrases. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of Words and Phrases that appears at the end of this prospectus (page 42, which follows all of the financial pages). That index will tell you on what page you can read more about many of the words and phrases that we use.

AGL

  We are American General Life Insurance Company ("AGL") AGL is a stock life insurance company organized under the laws of Texas AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American General Corporation (formerly American General Insurance Company), a diversified financial services holding company engaged primarily in the insurance business. American General Financial Group is the marketing name for American General Corporation and its subsidiaries. The commitments under the Policies are AGL's, and American General Corporation has no legal obligation to back those commitments.

  AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

  During 1999, AGL received $1,546,462 in total premium payments from policy holders. From such premium payments, AGL received mortality and expense fees of $1,895 and $12,646 for cost of insurance charges.

Separate Account VL-R

  We hold the Mutual Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is a "separate account," as defined by the SEC and is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. We created the separate account on May 6, 1997 under Texas law.

  For record keeping and financial reporting purposes, Separate Account VL-R is divided into 41 separate "divisions," 5 of which correspond to the 5 variable investment options available since the inception of the Policy. The remaining 36 divisions, and some of these 5 divisions, represent investment options available under other variable life policies we offer. We hold the Mutual Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

  The assets in Separate Account VL-R are our property. The assets in Separate Account VL-R would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their accumulation value to Separate Account VL-R. Our other creditors could reach only those Separate Account VL-R assets (if any) that are in excess of the amount of our reserves and other contract liabilities under the Policies with respect to Separate Account VL-R.

Tax Effects

This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

  General. A Legacy Plus Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") and
(b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements and that:

  . the death benefit received by the beneficiary under your Policy will not be subject to federal income tax; and

  . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

  The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract" (which is discussed below). In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

  Testing for modified endowment contract status. Your Policy will be a "modified endowment contract" if, at any time during the first seven Policy years, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of seven level annual premiums. This is called the "seven-pay" test.

  Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount of coverage, and certain other changes.

  If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount resulting from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract. A life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

  Other effects of Policy changes. Changes made to your Policy (for example, a decrease in benefits or a lapse or reinstatement of your Policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

  Taxation of pre-death distributions if your Policy is not a modified endowment
                                                     ------
contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

  After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

  On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

  Taxation of pre-death distributions if your Policy is a modified endowment
                                                     --
contract. If your Policy is a modified endowment contract, any distribution from your Policy during the insured person's lifetime will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a partial surrender. Any such distributions will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy. For modified endowment contracts, your basis is similar to the basis described above for other policies, except that your basis would be increased by the amount of any prior loan under your Policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the same insurer (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are aggregated. The Treasury Department has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowment contracts.

  A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to distributions:

  .  to taxpayers 59 1/2 years of age or older;

  .  in the case of a disability (as defined in the Code); or

  . received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

  Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Treasury Department has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

  Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

  Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Mutual Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Mutual Funds, we will enter into agreements with them requiring the Mutual Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

  In connection with the issuance of then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Mutual Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R.

  Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under a Legacy Plus Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit. The Taxpayer Relief Act of 1997 gradually raises the value of the credit over the next seven years to $1,000,000. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

  As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

  The particular situation of each policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

  Life Insurance in Split Dollar Arrangements. The Internal Revenue Service ("IRS") has released a technical advice memorandum ("TAM") on the taxability of the insurance policies used in certain split dollar arrangements. A TAM provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

  Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

  The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan.

  There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

  Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

  ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

  Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

  We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

  Certain Mutual Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

  When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

  In the case of non-resident aliens who own a policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, nonresident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

  Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

Voting Privileges

  We are the legal owner of the Funds' shares held in Separate Account VL-R. However, you may be asked to instruct us how to vote the Fund shares held in the various Mutual Funds and attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

  We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through Separate Account VL-R.

  If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

  In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Your Beneficiary

  You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the insured person's lifetime. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.


Assigning Your Policy

  You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action taken before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

More About Policy Charges

  Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

  . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

  . investment risks (such as the risk that adverse investment performance will make it more difficult for us to reduce the amount of our daily charge for revenues below what we anticipate);

  . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

  . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and

  . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

  If the charges that we collect from the Policy exceed our total costs in connection with the Policy, we will earn a profit. Otherwise we will incur a loss.

  The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as insured persons die.

  Any excess from the charges discussed above is primarily intended to:

  . offset other expenses in connection with the Policies (such as the costs of processing applications for Policies and other unreimbursed administrative expenses, costs of paying marketing and distribution expenses for the Policies, and costs of paying death claims if the mortality experience of insured persons is worse than we expect);

  .  compensate us for the risk we assume under the Policies; or

  .  otherwise be retained by us as profit.

  Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge or charge increase for any purpose.

  Change of tobacco use. If the person insured under your Policy is a tobacco user, you may apply to us for an improved risk class if the insured person meets our then applicable requirements for demonstrating that he or she has stopped tobacco use for a sufficient period.

  Gender neutral Policy. Our cost of insurance charge rates in Montana will not be greater than the comparable male rates illustrated in this prospectus.

  Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

  Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value first to the oldest increments of specified amount to compute our net amount at risk at each cost of insurance rate. See "Monthly Insurance Charge" beginning on page 8.

  Miscellaneous. Each of the distributors or advisers of the Mutual Funds listed on page 1 of this prospectus reimburses us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These reimbursements will be reasonable for the services performed and are not designed to result in a profit. These reimbursements are paid by the distributors or the advisers, and will not be paid by the Mutual Funds, the divisions or the owners. No payments have yet been made under these arrangements, because the number of Policies issued does not require a payment.

Effective Date of Policy and Related Transactions

  Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange is open for business. We call each such day a "valuation date."

  We compute policy values as of 3:00 p.m., Central time, on each valuation date. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period."

  Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at our Home Office. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date.

  Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the insured person's insurance rate class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $300,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement." You can obtain a copy from our Home Office by writing to the address shown on the first page of this prospectus or from your AGL representative.

  Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign an appropriate insurance rate class. The day we begin to deduct charges will appear on page 3 (refers to Policy page) of your Policy and is called the "date of issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

  Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

  Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt in the Home Office of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases you request in the specified amount of insurance, and reinstatements of a Policy that has lapsed take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

     . We may return premium payments if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

     . If you exercise the right to return your Policy described on the second page of this prospectus, your coverage will end when you mail us your Policy or deliver it to your AGL representative; and

     . If you pay a premium in connection with a request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your coverage is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your request, no premium will be refunded to you except to the extent necessary to cure any violation of the maximum premium limitations under the Code. We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Distribution of the Policies

     American General Securities Incorporated ("AGSI") is the principal underwriter of the Policies. AGSI is a wholly-owned subsidiary of AGL. AGL, in turn, is a wholly-owned subsidiary of American General Corporation ("American General"). AGSI's principal office is at 2727 Allen Parkway, Houston, Texas 77019. AGSI was organized as a Texas corporation on March 8, 1983 and is a registered broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AGSI is also the principal underwriter for AGL's Separate Accounts A and D, and Separate Account E of American General Life Insurance Company of New York, which is a wholly-owned subsidiary of AGL. These separate accounts are registered investment companies. AGSI, as the principal underwriter, is not paid any fees on the Policies.

     We and AGSI have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

     We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. AGSI also has its own registered representatives who will sell the Policies, and we will pay compensation to AGSI for these sales. The compensation payable to broker-dealers or banks for the sales of the Policies may vary with the sales agreement, but is generally not expected to exceed, for the Policies:

     . 2.5% of the Policy's accumulation value (reduced by any outstanding loan) in Policy year 1;

     . 1.0% annually of the Policy's accumulation value (reduced by any outstanding loan) in Policy years 2 through 10;

     . 0.50% annually of the Policy's accumulation value (reduced by any outstanding loan) in Policy years 11 through 20; and

     . 0.25% annually of the Policy's accumulation value (reduced by any outstanding loan) after Policy year 20.

     The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

     We pay a comparable amount of compensation to the broker-dealers or banks with respect to any increase in the specified amount of coverage that you request. In addition, we may pay the broker-dealers or banks expense allowances, bonuses, wholesaler fees and training allowances.

     We pay the compensation directly to AGSI or any other selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described on page 7 of the prospectus. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

Payment of Policy Proceeds

     General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date of notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of Separate Account VL-R proceeds. We reserve the right to defer payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted;

     . an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the accumulation value; or

     .  the SEC by order permits the delay for the protection of owners.

Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application and any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in some other way.)

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

Adjustments to Death Benefit

     Suicide. If the insured person commits suicide within two years after the date on which the Policy was issued, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans and any partial surrenders. If the insured person commits suicide within two years after the effective date of an increase in specified amount that you requested, we will pay the death benefit based on the specified amount which was in effect before the increase, plus the monthly insurance deductions for the increase. Some states require that we compute differently these periods for non-contestability following a suicide.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. If the insured person dies during the Policy's grace period, we will deduct any overdue monthly charges from the insurance proceeds.

Additional Rights That We Have

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

     . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

     . end the automatic rebalancing feature if your accumulation value falls below $5,000;

     .  change the underlying Mutual Fund that any investment option uses;

     . add or delete investment options, combine two or more investment options, or withdraw assets relating to Legacy Plus from one investment option and put them into another;

     . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

     . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek policy owner approval.

Performance Information

     From time to time, we may quote performance information for the divisions of Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual Funds in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges.

     We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any division reflects the performance of a hypothetical Policy and are not illustrative of how actual investment performance would affect the benefits under your Policy. You should not consider such performance information to be an estimate or guarantee of future performance.


Our Reports to Policy Owners

     Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

AGL's Management

     The directors, executive officers, and (to the extent responsible for variable life operations) the other principal officers of AGL are listed below.

Name                         Business Experience Within Past Five Years
-------------------------------------------------------------------------------------------------
Rodney O. Martin, Jr.        Senior Chairman of the Board of American General Life
                             Insurance Company since April 1999 and a Director since August
                             1996. President and CEO (August 1996-July 1998). President of
                             American General Life Insurance Company of New York (November 1995-
                             August 1996). Vice President Agencies, with Connecticut Mutual Life
                             Insurance Company, Hartford, Connecticut (1990-1995).

Donald W. Britton            Director and Vice Chairman of the Board of American General
                             Life Insurance Company since April 1999.  President of First Colony
                             Life, Lynchburg, Virginia (1996 - April 1999) and Executive Vice
                             President of First Colony Life (1992 - 1996).

Ronald H. Ridlehuber         President and Chief Executive Officer of American General
                             Life Insurance Company since July 1998. Senior Vice President and
                             Chief Marketing Officer of Jefferson-Pilot Life Insurance Company
                             in Greensboro, North Carolina (1993-1998).

David A. Fravel              Director of American General Life Insurance Company since
                             November 1996. Elected Executive Vice President in April 1998.
                             Previously held position of Senior Vice President of American
                             General Life Insurance Company since November 1996.  Senior Vice
                             President of Massachusetts Mutual, Springfield, Missouri (March
                             1996-June 1996); Vice President,

                         New Business, Connecticut Mutual Life Insurance Company, Hartford, Connecticut (December 1978-March
                         1996).

Robert F. Herbert, Jr.   Senior Vice President and Treasurer of American General
                         Life Insurance Company since May 1996, and Controller since February 1991.

Royce G. Imhoff, II      Director, Senior Vice President and Chief Marketing
                         Officer for American General Life Insurance Company since November 1997. Previously held various positions with American General Life Insurance Company including
                         Vice President since August 1996 and Regional Director since 1992.

John V. LaGrasse         Director and Chief Systems Officer of American General
                         Life Insurance Company since August 1996. Elected
                         Executive Vice President in July 1998. Previously held position of Senior Vice President of American General
                         Life Insurance Company since August 1996. Director of
                         Citicorp Insurance Services, Inc., Dover, Delaware
                         (1986-1996).

Gary D. Reddick          Elected Executive Vice President of American General
                         Life Insurance Company in April 1998. Vice Chairman since July 1997 and Executive Vice President-
                         Administration of The Franklin Life Insurance Company since February 1995. Senior Vice President-
                         Administration of American General Corporation (October
                         1994-February 1995). Senior Vice President for American
                         General Life Insurance Company (September 1986-October
                         1994).

Thomas M. Zurek          Director and Executive Vice President of American
                         General Life Insurance Company since April 1999.
                         Elected Secretary in July 1999 and General Counsel in
                         December 1998. Previously held various positions with American General Life Insurance Company including
                         Senior Vice President since December 1998 and Vice
                         President since October 1998. In February 1998 named as
                         Senior Vice President and Deputy General Counsel of
                         American General Corporation. Attorney Shareholder with
                         Nyemaster, Goode, Voigts, West, Hansell & O'Brien, Des
                         Moines, Iowa (June 1992 - February 1998).

Paul L. Mistretta        Executive Vice President of American General Life
                         Insurance Company since July 1999. Senior Vice
                         President of First Colony Life Insurance, Lynchburg,
                         Virginia (1992 - July 1999).

Brian D. Murphy          Executive Vice President of American General Life
                         Insurance Company since July 1999. Previously held position of Senior Vice President-Insurance Operations of American General Life Insurance Company since April
                         1998. Vice President-Sales, Phoenix Home Life,
                         Hartford, CT (January 1997-April 1998). Vice President of Underwriting and Issue, Phoenix Home Life (July
                         1994-January 1997). Various positions with

                         Mutual of New York, Syracuse, NY, including Agent, Agency Manager, Marketing Life and Disability Income Underwriting Management, (1978-July 1994).

Wayne A. Barnard         Senior Vice President of American General Life
                         Insurance Company since November 1997. Previously held various positions with American General Life Insurance
                         Company including Vice President since February 1991.

Robert M. Beuerlein      Senior Vice President and Chief Actuary of American
                         General Life Insurance Company since September 1999.
                         Previously held position of Vice President of American
                         General Life Insurance Company since December 1998.
                         Director, Senior Vice President and Chief Actuary of
                         The Franklin Life Insurance Company, Springfield,
                         Illinois (January 1991 - June 1999).

David J. Dietz           Senior Vice President - Corporate Markets Group of
                         American General Life Insurance Company since January
                         1999. President and Chief Executive Officer -
                         Individual Insurance Operations of The United States
                         Life Insurance Company in the City of New York since
                         September, 1997. President of Prudential Select Life,
                         Newark, New Jersey (August 1990 -September 1997).

Barbara J. Fossum        Senior Vice President of American General Life
                         Insurance Company since July 1999. Previously held position of Vice President of American General Life
                         Insurance Company since 1988.

Ross D. Friend           Senior Vice President and Chief Compliance Officer of
                         American General Life Insurance Company since July
                         1998. Senior Vice President and General Counsel of The
                         Franklin Life Insurance Company, Springfield, Illinois
                         (August 1996 - July 1998). Attorney-in-Charge for The
                         Prudential Insurance Company, Jacksonville, Florida
                         (July 1995 - August 1996). Chief Legal Officer for
                         Confederation Life Insurance, Atlanta, Georgia (1982 -
                         June 1995).

William Guterding        Senior Vice President of American General Life
                         Insurance Company since April 1999. Senior Vice
                         President and Chief Underwriting Officer of The United
                         States Life Insurance Company in the City of New York since October, 1980.

F. Paul Kovach, Jr.      Senior Vice President-Broker Dealers for American
                         General Life Insurance Company since August 1997.
                         President and Director of American General Securities
                         Incorporated since October 1994. Vice President of
                         Chubb Securities Corporation, Concord, New Hampshire,
                         (February 1990-October 1994).

Simon J. Leech           Senior Vice President-Houston Service Center for
                         American General Life Insurance Company since July
                         1997. Previously held various positions with American
                         General Life Insurance Company since 1981, including
                         Director of Policy Owners' Service Department in 1993, and Vice President-Policy Administration in 1995.

JoAnn Waddell            Senior Vice President - Human Resources for American
                         General Life Insurance Company since October 1998. Vice
                         President - Human Resources for American General
                         Corporation (1995 - October 1998) and Director,
                         Corporate Personnel of American General Corporation
                         (1993 -1995).

Don M. Ward              Senior Vice President-Variable Products-Marketing of
                         American General Life Insurance Company since February
                         1998. Vice President of Pacific Life Insurance Company,
                         Newport Beach, CA (1991-February 1998).

     The principal business address of each person listed above is our Home Office; except that the street number for Messrs. Ridlehuber, Fravel, LaGrasse, Martin, Reddick, Britton, Mistretta, Barnard and Zurek is 2929 Allen Parkway, the street number for Messrs. Kovach, Ward and Friend is 2727 Allen Parkway, the street number for Messrs. Dietz and Guterding is 125 Maiden Lane, New York, New York and the street number for Ms. Fossum is #1 Franklin Square, Springfield, Illinois.

Principal Underwriter's Management

The directors and principal officers of the principal underwriter are:

                                              Position and Offices
                                                with Underwriter,
Name and Principal                              American General
Business Address                             Securities Incorporated
-----------------                            -----------------------

F. Paul Kovach, Jr.                           Director and Chairman,
American General Securities Incorporated      President and Chief Executive
2727 Allen Parkway                            Officer
Houston, TX 77019

Royce G. Imhoff, II                           Director
American General Life Companies
2727-A Allen Parkway
Houston, Texas 77019

Rodney O. Martin, Jr.                         Director and Vice Chairman
American General Life Companies
2929 Allen Parkway
Houston, TX 77019

Donald W. Britton                          Director
American General Life Companies
2929 Allen Parkway
Houston, TX 77019

John A. Kalbaugh                           Vice President -
American General Life Companies            Chief Marketing Officer
2727 Allen Parkway
Houston, TX 77019

Robert M. Roth                             Vice President -
American General Securities Incorporated   Administration and Compliance,
2727 Allen Parkway                         Treasurer and Secretary
Houston, TX 77019

Don M. Ward                                Vice President
American General Life Companies
2727 Allen Parkway
Houston, TX 77019

Julie A. Cotton                            Assistant Secretary
American General Life Companies
2727 Allen Parkway
Houston, TX 77019

Robert F. Herbert                          Assistant Treasurer
American General Life Companies
2727-A Allen Parkway
Houston, Texas 77019

K. David Nunley                            Assistant Associate Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Legal Matters

     We are not involved in any legal proceedings that would be considered material with respect to a policy owner's interest in Separate Account VL-R. Pauletta P. Cohn, Esquire, Deputy General Counsel of the American General Life Companies, an affiliate of AGL, has opined as to the validity of the Policies.

Independent Auditors

     The financial statements of AGL and Separate Account VL-R included in this prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports appearing elsewhere in this prospectus. Such financial statements have been included in this prospectus in reliance upon the reports of Ernst & Young LLP given upon the authority of such firm as experts in accounting and auditing.

Ernst & Young LLP is located at One Houston Center, 1221 McKinney, Suite 2400, Houston, Texas 77010-2007.

Actuarial Expert

     Actuarial matters have been examined by Wayne A. Barnard, who is Senior Vice President of AGL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.


Services Agreement

     American General Life Companies ("AGLC") is party to an existing general services agreement with AGL. AGLC, an affiliate of AGL, is a corporation incorporated in Delaware on November 24, 1997. Pursuant to this agreement, AGLC provides services to AGL, including most of the administrative, data processing, systems, customer services, product development, actuarial, auditing, accounting and legal services for AGL and the Legacy Plus Policies.


Certain Potential Conflicts

     The Mutual Funds sell shares to separate accounts of insurance companies, both affiliated and not affiliated with AGL. We currently do not foresee any disadvantages to you arising out of such sales. Differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various owners to conflict. For example, violation of the federal tax laws by one separate account investing in the Funds could cause the contracts funded through another separate account to lose their tax-deferred status, unless remedial action were taken. However, each Mutual Fund has advised us that its board of trustees (or directors) intends to monitor events to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that a Fund's response to any such event insufficiently protects our policy owners, we will see to it that appropriate action is taken to do so. If it becomes necessary for any separate account to replace shares of any Mutual Fund in which it invests, that Fund may have to liquidate securities in its portfolio on a disadvantageous basis.

Year 2000 Considerations

     As of March 10, 2000, all of our ultimate parent, American General Corporation's ("AGC") major technology systems, programs, and applications, including those which rely on third parties, are operating smoothly following our transition into 2000. We have experienced no interruptions to normal business operations, including the processing of customer account data and transactions. We will continue to monitor our technology systems, including critical third party dependencies, as necessary to maintain our Year 2000 readiness. We do not expect any future disruptions, if they occur, to have a material effect on the company's results of operations, liquidity, or financial condition.

     Through December 31, 1999, AGC incurred and expensed pretax costs of $98 million related to Year 2000 readiness, including $18 million in 1999 and $65 million in 1998. In 1999, Year 2000 readiness expenses were included in division earnings. The 1998 expenses were excluded from division earnings, consistent with the manner in which we reviewed division results. In addition, we accelerated the planned replacement of certain systems as part of our Year 2000 plans. The cost of these replacement systems was immaterial. We do not anticipate incurring any significant costs in the future to maintain Year 2000 readiness.

FINANCIAL STATEMENTS
---------------------

     The financial statements of AGL contained in this prospectus should be considered to bear only upon the ability of AGL to meet its obligations under the Legacy Plus Policies. They should not be considered as bearing upon the investment experience of Separate Account VL-R. The financial statements of Separate Account VL-R are limited to 1999 and 1998 because Separate Account VL-R commenced operations in 1998.

                                                                    Page to
                                                                  See in this
Financial Statements of Separate Account VL-R                      Prospectus
---------------------------------------------                      ----------

Report of Ernst & Young LLP, Independent Auditors..............       VL-R-1
Statement of Net Assets as of December 31, 1999 and 1998.......       VL-R-2
Statement of Operations for the twelve months
  ended December 31, 1999 and 1998.............................       VL-R-2
Statement of Changes in Net Assets for the twelve months
  ended December 31, 1999 and 1998.............................       VL-R-3
Notes to Financial Statements..................................       VL-R-4


                                                                    Page to
Consolidated Financial Statements of                              See in this
American General Life Insurance Company                            Prospectus
---------------------------------------                            ----------

Report of Ernst & Young, LLP Independent Auditors..............       F-1
Consolidated Balance Sheets as of December 31, 1999 and 1998...       F-2
Consolidated Income Statements for the years ended
  December 31, 1999, 1998 and 1997.............................       F-4
Consolidated Statements of Comprehensive Income
  for the years ended December 31, 1999, 1998 and 1997.........       F-5
Consolidated Statements of Shareholders' Equity for the years
  ended December 31, 1999, 1998 and 1997.......................       F-6
Consolidated Statements of Cash Flows for the years
  ended December 31, 1999, 1998 and 1997.......................       F-7
Notes to Consolidated Financial Statements.....................       F-8

                         [LETTERHEAD OF ERNST & YOUNG]


                         Report of Independent Auditors


Board of Directors
American General Life Insurance Company
   and
Policy Owners
American General Life Insurance Company
   Legacy Plus Divisions
   of Separate Account VL-R

We have audited the accompanying statement of net assets of the Legacy Plus Divisions of American General Life Insurance Company (the "Company") Separate Account VL-R as of December 31, 1999, the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Legacy Plus Divisions of American General Life Insurance Company Separate Account VL-R at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                    /s/ Ernst & Young LLP

Houston, Texas
February 7, 2000

                                    VL-R-1

                    American General Life Insurance Company

                             Legacy Plus Divisions

                             SEPARATE ACCOUNT VL-R



                            STATEMENT OF NET ASSETS
                               December 31, 1999


ASSETS:
  Investment securities - at market (cost $1,560,074)............   $1,604,762
                                                                    ----------

     NET ASSETS FOR VARIABLE LIFE INSURANCE POLICIES.............   $1,604,762
                                                                    ==========



                            STATEMENT OF OPERATIONS
                          Year Ended December 31, 1999



INVESTMENT INCOME:
  Dividends from mutual funds....................................   $    9,496

EXPENSES:
  Expense and mortality fees.....................................       (1,895)
                                                                    ----------
     NET INVESTMENT INCOME.......................................        7,601
                                                                    ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments...............................        2,575
  Capital gain distributions from mutual funds...................        5,621
  Net unrealized gain on investments.............................       44,427
                                                                    ----------
     NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............       52,623
                                                                    ----------

     INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............   $   60,224
                                                                    ==========



See accompanying notes.

                                     VL-R-2

                    American General Life Insurance Company

                             Legacy Plus Divisions

                             SEPARATE ACCOUNT VL-R



                      STATEMENT OF CHANGES IN NET ASSETS



                                                     Year Ended    Period Ended
                                                    December 31,   December 31,
                                                       1999           1998
OPERATIONS:
  Net investment income.............................  $    7,601        $    57
  Net realized gain on investments..................       2,575              0
  Capital gain distributions from mutual funds......       5,621             32
  Net unrealized gain on investments................      44,427            262
                                                      ----------        -------
     Increase in net assets resulting from
      operations....................................      60,224            351
                                                      ----------        -------

PRINCIPAL TRANSACTIONS:
  Premiums..........................................   1,546,462          4,800
  Purchase payments from internal rollover
   transactions.....................................           0          5,893
  Cost of insurance expenses........................     (12,646)          (322)
                                                      ----------         ------
     Increase in net assets resulting from principal
      transactions..................................   1,533,816         10,371
                                                      ----------         ------
  TOTAL INCREASE IN NET ASSETS......................   1,594,040         10,722

NET ASSETS:
  Beginning of period...............................      10,722              0
                                                      ----------        -------
  End of period.....................................  $1,604,762        $10,722
                                                      ==========        =======


See accompanying notes.


                                     VL-R-3

                         NOTES TO FINANCIAL STATEMENTS
                             Legacy Plus Divisions
                             SEPARATE ACCOUNT VL-R

Note A - Organization

  The Legacy Plus Divisions (the "Divisions") of American General Life Insurance Company Separate Account VL-R (the "Separate Account") received their first deposits in November 1998. The Separate Account was established by resolution of the Board of Directors of American General Life Insurance Company (the "Company") on May 6, 1997.

  The Separate Account is registered under the Investment Company Act of 1940 as a unit investment trust and consisted of twenty investment divisions at the beginning of the period. On November 18, 1999, the Royce Total Return Portfolio was no longer offered as an investment division. Previously allocated purchase payments were transferred to other investment divisions, according to policyholders' instructions, and the Royce Total Return Portfolio was liquidated and dissolved on December 30, 1999. As of December 31, 1999, therefore, the Separate account consists of nineteen investment divisions.

  The Divisions, funded by series of independently managed mutual fund portfolios ("Funds") which are available through Legacy Plus Variable Life Insurance Policies offered by the Company, are as follows:

AIM Variable Insurance Funds, Inc.:              BT Insurance Funds Trust:
    AIM V.I. Value Fund                             Equity 500 Index Fund
                                                    EAFE Equity Index Fund
American General Series Portfolio Company
   (a related party):                             Morgan Stanley Dean Witter
  Money Market Fund                                 Universal Funds,Inc.:
                                                    Equity Growth Portfolio


Note B - Summary of Significant Accounting Policies and Basis of Presentation

  The accompanying financial statements of the Divisions of the Separate Account have been prepared on the basis of generally accepted accounting principles ("GAAP"). The accounting principles followed by the Divisions and the methods of applying those principles are presented below or in the footnotes which follow.

  Security valuation - The investments in shares of the Funds listed above, are valued at the closing net asset value (market) per share as determined by the fund on the day of measurement.

  Security transactions and related Investment Income - Security transactions are accounted for on the date the order to buy or sell is executed (trade date). Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt. Realized gains and losses from security transactions are determined on the basis of identified cost.

Charges and Expenses

  Separate Account and other charges. Currently, daily charges at an annual rate of 0.75% on the daily net asset value of the Divisions are paid to the Company. These charges are made in return for the Company's assumption of mortality and expense risks associated with the policies issued.

  For each policy, a reduction in the current daily charge by 0.25% will occur after policy year 10, and a further reduction of 0.25% will occur after policy year 20. Because the policies were first offered in 1998, this decrease has not yet occurred for any outstanding policy.

  The Funds pay their respective investment advisers a monthly fee based on the fund's average net asset value.

  Other charges paid to the Company include: deductions for the monthly cost of insurance charge, and transaction fee charges for partial surrenders.


                                     VL-R-4

Note B - Summary of Significant Accounting Policies and Basis of Presentation - Continued

  Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person, are among the variables included in the calculation for the cost of insurance deduction. For the year ended December 31, 1999, cost of insurance charges of $12,646 were collected.

  A transaction fee of $25 is deducted for each partial surrender made. No surrender charges or transaction fees were collected for the year ended December 31, 1999.


Note C - Federal Income Taxes

  The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

Note D - Investments

  Fund shares are purchased at net asset value with net policy transactions (net premium payments less surrenders and amounts payable to the Company for administrative, insurance and surrender charges) and reinvestment of distributions made by the funds or portfolios. The following is a summary of fund and portfolio shares owned as of December 31, 1999.


                                                                      Net               Value of
                                                                     Asset              Shares at          Cost of       Unrealized
           Fund                                    Shares            Value               Market          Shares Held    Appreciation
AIM Variable Insurance Funds, Inc.:
  AIM V.I. Value Fund.....................          142.794       $    33.50           $    4,784       $    4,698     $     86

American General Series
 Portfolio Company:
  Money Market Fund.......................    1,139,051.070             1.00            1,139,051        1,139,051            0

BT Insurance Funds Trust:
  Equity 500 Index Fund...................       20,410.796            15.18              309,835          280,074       29,761
  EAFE Equity Index Fund..................        7,836.113            13.60              106,571          102,598        3,973
                                                                                       ----------       ----------     --------
                                                                                          416,406          382,672       33,734

Morgan Stanley Dean Witter Universal
 Funds, Inc.:
  Equity Growth Portfolio.................        2,192.075            20.31               44,521           33,653       10,868
                                                                                       ----------       ----------     --------

Total                                                                                  $1,604,762       $1,560,074     $ 44,688
                                                                                       ==========       ==========     ========

   The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 1999 were $1,805,098 and $258,187, respectively. The cost of total investments owned at December 31, 1999 was the same for both financial reporting and federal income tax purposes. Gross unrealized appreciation as of December 31, 1999 was $44,688.

                                     VL-R-5

SEPARATE ACCOUNT VL-R - Legacy Plus Divisions
NOTES TO FINANCIAL STATEMENTS - CONTINUED


Note E - Summary of Changes in Units

Summary of Changes in Units for the Year Ended December 31, 1999

                                        AIM V.I        AGSPC       BT Equity     BT EAFE      Morgan Stanley
                                         Value         Money       500 Index     Equity     Dean Witter Equity
                                          Fund       Money Fund      Fund      Index Fund    Growth Portfolio
Outstanding at beginning of period..        0.000         0.000        0.000      259.911              415.858
Premiums............................        0.000   133,284.764   17,025.908      580.262              143.955
Transfers between funds.............      467.088   (20,336.954)   9,076.935    7,006.758            2,691.905
COI and administration charges......       (4.921)     (535.362)    (275.772)    (100.822)            (194.282)
Policy loans........................        0.000      (643.027)     (17.849)     432.927                0.000
Surrenders..........................        0.000         0.000        0.000        0.000                0.000
                                         --------   -----------   ----------    ---------            ---------
Outstanding at end of period........      462.167   111,769.421   25,809.222    8,179.036            3,057.436
                                         ========   ===========   ==========    =========            =========

                                      Royce Total
                                        Return
                                       Portfolio
Outstanding at beginning of period..      363.861
Premiums............................      274.856
Transfers between funds.............     (564.304)
COI and administration charges......      (74.413)
Policy loans........................        0.000
Surrenders..........................        0.000
                                         --------
Outstanding at end of period........        0.000
                                         ========

Summary of Changes in Units for the Period Ended December 31, 1998

                                        AIM V.I        AGSPC     BT Equity    BT EAFE        Morgan Stanley
                                         Value         Money     500 Index    Equity       Dean Witter Equity
                                          Fund      Money Fund     Fund     Index Fund      Growth Portfolio
Outstanding at beginning of period..        0.000        0.000     0.000       0.000              0.000
Premiums............................        0.000    1,069.330     0.000       0.000              0.000
Transfers between funds.............        0.000   (1,053.670)    0.000     263.849            422.157
COI and administration charges......        0.000      (15.660)    0.000      (3.938)            (6.299)
Policy loans........................        0.000        0.000     0.000       0.000              0.000
Surrenders..........................        0.000        0.000     0.000       0.000              0.000
                                          -------   ----------     -----     -------            -------
Outstanding at end of period........        0.000        0.000     0.000     259.911            415.858
                                          =======   ==========     =====     =======            =======

                                       Royce Total
                                         Return
                                        Portfolio
Outstanding at beginning of period..        0.000
Premiums............................        0.000
Transfers between funds.............      369.388
COI and administration charges......       (5.527)
Policy loans........................        0.000
Surrenders..........................        0.000
                                          -------
Outstanding at end of period........      363.861
                                          =======

                                     VL-R-6

Note F - Net Assets Represented By:

                                                                            December 31, 1999
UNITS OUTSTANDING:
                                                                  Units         Unit Value         Amount
AIM Variable Insurance Funds, Inc.:

  AIM V. I. Value Fund.....................................       462.167     $  10.350363       $    4,784
                                                                                                 ----------

American General Series Portfolio Company:
  Money Market Fund........................................   111,769.421        10.191072        1,139,050
                                                                                                 ----------

BT Insurance Funds Trust:
  Equity 500 Index Fund....................................    25,809.222        12.004851          309,836
  EAFE Equity Index Fund...................................     8,179.036        13.029788          106,571
                                                                                                 ----------
                                                                                                    416,407
                                                                                                 ----------

Morgan Stanley Dean Witter Universal Funds, Inc.:
  Equity Growth Portfolio..................................     3,057.436        14.561554           44,521
                                                                                                 ----------

VALUE OF UNITS OUTSTANDING AT DECEMBER 31, 1999                                                  $1,604,762
                                                                                                 ==========

                                                                            December 31, 1998
UNITS OUTSTANDING:
                                                                  Units         Unit Value         Amount
AIM Variable Insurance Funds, Inc.:
  AIM V. I. Value Fund.....................................       0.000         $  10.000000      $      0
                                                                                                  --------
American General Series Portfolio Company:
  Money Market Fund........................................       0.000            10.008655             0
                                                                                                  --------

BT Insurance Funds Trust:
  Equity 500 Index Fund....................................       0.000            10.000000             0
  EAFE Equity Index Fund...................................     259.911            10.289287         2,674
                                                                                                  --------
                                                                                                     2,674
                                                                                                  --------

Morgan Stanley Dean Witter Universal Funds, Inc.:
  Equity Growth Portfolio..................................     415.858            10.521886         4,376
                                                                                                  --------

Royce Capital Fund:
  Royce Total Return Portfolio /(1)/.......................     363.861            10.092804         3,672
                                                                                                  --------

VALUE OF UNITS OUTSTANDING AT DECEMBER 31, 1998                                                   $ 10,722
                                                                                                  ========

/(1)/ The Royce Total Return Portfolio was liquidated during 1999.

                                     VL-R-7

SEPARATE ACCOUNT VL-R - Legacy Plus Divisions
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Year 2000 Contingency (Unaudited)

  Internal Systems. The Company's ultimate parent, American General Corporation
  ----------------
("AGC"), has numerous technology and non-technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts have been performed by its key business units with centralized oversight. Each business unit, including the Company, executed a plan to minimize the risk of a significant negative impact on its operations.

  While the specifics of the plans varied, the plans included the following activities: (1) perform an inventory of the Company's information technology and non-information technology systems; (2) assess which items in the inventory may expose the Company to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century; and (5) return the systems to operations. As of December 31, 1999, these activities have been completed, making the Company's critical systems Year 2000 ready.

  The Company continued to test its systems throughout 1999 to maintain Year 2000 readiness. In addition, the Company implemented plans for the century transition. These plans included a freeze on system modifications from November 1999 through January 2000, the creation of rapid response teams to address problems and limiting vacations for certain business and technical personnel and establishing Y2K Command Centers. In addition, AGC established Y2K Command Centers in Houston and each of its locations across the country. Each Command Center monitored all major business processing activities during the century transition and reported progress to the Houston Command Center which coordinated the company's nationwide Year 2000 effort. The Command Centers continued to operate 24 hours a day until January 7, 2000.

  On January 1, 2000, AGC announced that its Y2K Command Centers reported that all major technology systems, programs, and applications were operating smoothly following the transition into the 21st century. As of February 7, 2000, the Company has experienced no interruptions to normal business operations, including the processing of customer account data and transactions. The Company will continue to monitor our technology systems and maintain quality customer service throughout the transition period.

  Third Party Relationships.  The Company has relationships with various third
  -------------------------
parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) the Company and include organizations with which the Company exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that the Company exercises less, or no, control over such parties' Year 2000 readiness.

  The Company developed plans to assess and mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. These plans included the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces, and, where feasible, the Company has taken reasonable precautions to protect against the receipt of non-Year 2000 ready data. Where necessary, critical third party dependencies have been included in The Company's contingency plans.

  Contingency Plans. The Company's contingency planning process was designed to
  -----------------
reduce the risk of Year 2000-related business failures related to both internal systems and third party relationships. The contingency plans included the following activities: (1) evaluate the consequences of failure of critical business processes with significant exposure to Year 2000 risk; (2) determine the probability of a Year 2000-related failure for those critical processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for critical processes that rank high in consequence and probability of failure; and (4) complete the applicable contingency plans. The contingency plans were tested and updated throughout 1999.

                                     VL-R-8

  Risks and Uncertainties.  Based on the Year 2000 readiness of internal
  -----------------------
systems, century transition plans, plans to deal with third party relationships, contingency plans and the reports from the AGC Y2K Command Centers described above, the Company believes that it will experience at most isolated and minor disruptions of business processes due to the Year 2000 transition. Such disruptions are not expected to have a material effect on our future results of operations, liquidity, or financial condition. However, due to the magnitude and complexity of this project, risks and uncertainties exist and the Company is not able to predict a most reasonably likely worst case scenario. If Year 2000 readiness is not achieved due to the Company's failure to maintain critical systems as Year 2000 ready, failure of critical third parties to achieve Year 2000 readiness on a timely basis, failure of contingency plans to reduce Year 2000-related business failures, or other unforeseen circumstances in completing its plans, the Year 2000 issues could have a material adverse impact on the Company's operations following the turn of the century.

  Costs.  Through December 31, 1999, the Company has incurred, and anticipates
  -----
that the Company will continue to incur, costs relative to achieving and maintaining Year 2000 readiness. The cost of activities related to Year 2000 readiness has not had a material adverse effect on the Company's results of operations or financial condition. In addition, the Company has elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans. Costs of the replacement systems are being capitalized and amortized over their useful lives, in accordance with the Company's normal accounting policies. None of the costs associated with Year 2000 readiness are passed to divisions of the Separate Account.

                                     VL-R-9

[LETTERHEAD OF ERNST & YOUNG]

                        Report of Independent Auditors

Board of Directors and Stockholder
American General Life Insurance Company

We have audited the accompanying consolidated balance sheets of American General Life Insurance Company (an indirectly wholly-owned subsidiary of American General Corporation) and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, comprehensive income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American General Life Insurance Company and subsidiaries at December 31, 1999 and 1998, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.



                                                  /s/ Ernst & Young LLP
                                                  ------------------------------
                                                     Ernst & Young LLP

March 1,2000

                    American General Life Insurance Company

                          Consolidated Balance Sheets

                                                             DECEMBER 31
                                                        1999            1998
                                                   -----------------------------
                                                          (In Thousands)

ASSETS
Investments:
 Fixed maturity securities, at fair value
  (amortized cost - $27,725,167 in 1999 and         $27,029,409     $28,906,261
  $27,425,605 in 1998)

 Equity securities, at fair value (cost -
  $198,640 in 1999 and $193,368 in 1998)                237,065         211,684

 Mortgage loans on real estate                        1,918,956       1,557,268
 Policy loans                                         1,234,729       1,170,686
 Investment real estate                                 125,563         119,520
 Other long-term investments                            129,155          86,194
 Short-term investments                                 123,779         222,949
                                                    ----------------------------
Total investments                                    30,798,656      32,274,562

Cash                                                     45,983         117,675
Investment in Parent Company (cost - $8,597 in
 1999 and 1998)                                          53,083          54,570

Indebtedness from affiliates                             75,195         161,096
Accrued investment income                               482,652         459,961
Accounts receivable                                     186,592         196,596
Deferred policy acquisition costs                     1,956,653       1,087,718
Property and equipment                                   78,908          66,197
Other assets                                            250,299         206,318
Assets held in separate accounts                     23,232,419      15,616,020
                                                    ----------------------------
Total assets                                        $57,160,440     $50,240,713
                                                    ============================

See accompanying notes.

                    American General Life Insurance Company

                          Consolidated Balance Sheets

                                                             DECEMBER 31
                                                        1999            1998
                                                   -----------------------------
                                                          (In Thousands)

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
 Future policy benefits                             $29,901,842      $29,353,022
 Other policy claims and benefits payable                53,326           54,278
 Other policyholders' funds                             371,632          398,587
 Federal income taxes                                   375,332          677,315
 Indebtedness to affiliates                               7,086           18,173
 Other liabilities                                      372,416          554,783
 Liabilities related to separate accounts            23,232,419       15,616,020
                                                    ----------------------------
Total liabilities                                    54,314,053       46,672,178

Shareholder's equity:
 Common stock, $10 par value, 600,000 shares
  authorized, issued, and outstanding                     6,000            6,000

 Preferred stock, $100 par value, 8,500 shares
  authorized, issued, and outstanding                       850              850
 Additional paid-in capital                           1,371,687        1,368,089
 Accumulated other comprehensive (loss) income         (356,865)         679,107
 Retained earnings                                    1,824,715        1,514,489
                                                    ----------------------------
Total shareholder's equity                            2,846,387        3,568,535


                                                    ----------------------------
Total liabilities and shareholder's equity          $57,160,440      $50,240,713
                                                    ============================

See accompanying notes.

                    American General Life Insurance Company

                       Consolidated Statements of Income


                                                YEAR ENDED DECEMBER 31
                                            1999          1998        1997
                                     -------------------------------------------
                                                     (In Thousands)

Revenues:
 Premiums and other considerations      $  540,029   $  470,238     $  428,721
 Net investment income                   2,348,196    2,316,933      2,198,623
 Net realized investment gains               5,351      (33,785)        29,865
  (losses)
 Other                                      82,581       69,602         53,370
                                     -----------------------------------------
Total revenues                           2,976,157    2,822,988      2,710,579

Benefits and expenses:
 Benefits                                1,719,375    1,788,417      1,757,504
 Operating costs and expenses              495,606      467,067        379,012
 Interest expense                               74           15            782
 Litigation settlement                           -       97,096              -
                                     -----------------------------------------
Total benefits and expenses              2,215,055    2,352,595      2,137,298
                                     -----------------------------------------
Income before income tax expense           761,102      470,393        573,281

Income tax expense                         263,196      153,719        198,724
                                     ------------------------------------------
Net income                              $  497,906   $  316,674     $  374,557
                                     ==========================================

See accompanying notes.

                    American General Life Insurance Company

                Consolidated Statements of Comprehensive Income


                                                YEAR ENDED DECEMBER 31
                                            1999          1998        1997
                                      ----------------------------------------
                                                     (In Thousands)

Net income                            $   497,906  $  316,674     $ 374,557
Other comprehensive income:
 Gross change in unrealized gains
  (losses) on securities (pretax:
  ($1,581,500) $341,000; $318,700)     (1,027,977)    222,245       207,124
 Less: gains (losses) realized in           7,995     (29,336)       (1,251)
  net income
                                      ----------------------------------------
 Change in net unrealized gains
  (losses) on securities (pretax:
  ($1,593,800) $387,000; $320,600)     (1,035,972)    251,581       208,375
                                      ----------------------------------------
Comprehensive (loss) income           $  (538,066) $  568,255     $ 582,932
                                      ========================================



See accompanying notes.

                    American General Life Insurance Company

                Consolidated Statements of Shareholder's Equity

                                               YEAR ENDED DECEMBER 31
                                          1999         1998            1997
                                     -------------------------------------------
                                                   (In Thousands)

Common stock:
 Balance at beginning of year          $     6,000    $    6,000      $   6,000
 Change during year                              -             -              -
                                     -------------------------------------------
Balance at end of year                       6,000         6,000          6,000

Preferred stock:
 Balance at beginning of year                  850           850            850
 Change during year                              -             -              -
                                     -------------------------------------------
Balance at end of year                         850           850            850

Additional paid-in capital:
 Balance at beginning of year            1,368,089     1,184,743        933,342
 Capital contribution from Parent
  Company                                        -       182,284        250,000
 Other changes during year                   3,598         1,062          1,401
                                     -------------------------------------------
Balance at end of year                   1,371,687     1,368,089      1,184,743

Accumulated other comprehensive
 (loss) income:
   Balance at beginning of year            679,107       427,526        219,151
   Change in unrealized gains
    (losses) on securities              (1,035,972)      251,581        208,375
                                     ------------------------------------------
Balance at end of year                    (356,865)      679,107        427,526

Retained earnings:
 Balance at beginning of year            1,514,489     1,442,495      1,469,618
 Net income                                497,906       316,674        374,557
 Dividends paid                           (187,680)     (244,680)      (401,680)
                                     ------------------------------------------
Balance at end of year                   1,824,715     1,514,489      1,442,495
                                     -------------------------------------------
Total shareholder's equity              $2,846,387    $3,568,535     $3,061,614
                                     ===========================================


See accompanying notes.

                    American General Life Insurance Company

                     Consolidated Statements of Cash Flows

                                                                       YEAR ENDED DECEMBER 31
                                                         1999                   1998                   1997
                                              --------------------------------------------------------------------
                                                                          (In Thousands)
OPERATING ACTIVITIES
Net income                                              $    497,906           $    316,674           $    374,557
Adjustments to reconcile net income to net cash
(used in) provided by operating activities:
   Change in accounts receivable                              10,004                 11,613                (37,752)
   Change in future policy benefits and other
    policy claims                                         (2,422,221)              (866,428)            (1,143,736)

   Amortization of policy acquisition costs                  101,066                125,062                115,467
   Policy acquisition costs deferred                        (307,854)              (244,196)              (219,339)
   Change in other policyholders' funds                      (26,955)                   273                 21,639
   Provision for deferred income tax expense                  85,257                 15,872                 13,264
   Depreciation                                               24,066                 19,418                 16,893
   Amortization                                              (30,894)               (26,775)               (28,276)
   Change in indebtedness to/from affiliates                  74,814                (51,116)                (8,695)
   Change in amounts payable to brokers                      (43,321)                  (894)                31,769
   Net loss (gain) on sale of investments                     45,379                 37,016                (29,865)
   Other, net                                               (170,413)                57,307                 30,409
                                              --------------------------------------------------------------------
Net cash used in operating activities                     (2,163,166)              (606,174)              (863,665)

INVESTING ACTIVITIES
Purchases of investments and loans made                  (44,508,908)           (28,231,615)           (29,638,861)
Sales or maturities of investments and
 receipts from repayment of loans                         43,879,377             26,656,897             28,300,238

Sales and purchases of property, equipment,
 and software, net                                           (87,656)              (105,907)                (9,230)
                                              --------------------------------------------------------------------
Net cash used in investing activities                       (717,187)            (1,680,625)            (1,347,853)

FINANCING ACTIVITIES
Policyholder account deposits                              5,747,658              4,688,831              4,187,191
Policyholder account withdrawals                          (2,754,915)            (2,322,307)            (1,759,660)
Dividends paid                                              (187,680)              (244,680)              (401,680)
Capital contribution from Parent                                   -                182,284                250,000
Other                                                          3,598                  1,062                  1,401
                                              --------------------------------------------------------------------
Net cash provided by financing activities                  2,808,661              2,305,190              2,277,252
                                              --------------------------------------------------------------------
(Decrease) increase in cash                                  (71,692)                18,391                 65,734
Cash at beginning of year                                    117,675                 99,284                 33,550
                                              --------------------------------------------------------------------
Cash at end of year                                     $     45,983           $    117,675           $     99,284
                                              ====================================================================

Interest paid amounted to approximately $2,026,000, $420,000, and $1,004,000, in 1999, 1998, and 1997, respectively.

See accompanying notes.

                    American General Life Insurance Company

                   Notes to Consolidated Financial Statements

                               December 31, 1999

NATURE OF OPERATIONS

American General Life Insurance Company (the "Company") is a wholly-owned subsidiary of AGC Life Insurance Company, which is a wholly-owned subsidiary of American General Corporation (the "Parent Company"). The Company's wholly-owned life insurance subsidiaries are American General Life Insurance Company of New York ("AGNY") and The Variable Annuity Life Insurance Company ("VALIC"). During 1998, the Company formed a new wholly-owned subsidiary, American General Life Companies ("AGLC"), to provide management services to certain life insurance subsidiaries of the Parent Company.

The Company offers a complete portfolio of the standard forms of universal life, variable universal life, interest-sensitive whole life, term life, structured settlements, and fixed and variable annuities throughout the United States. In addition, a variety of equity products is sold through its wholly-owned broker/dealer, American General Securities, Inc. The Company serves the estate planning needs of middle- and upper-income households and the life insurance needs of small- to medium-sized businesses. AGNY offers a broad array of traditional and interest-sensitive insurance, in addition to individual annuity products. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States.

1. ACCOUNTING POLICIES

1.1 PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of the Company and its wholly-owned subsidiaries. Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company. All other material intercompany transactions have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from those estimates.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.2 STATUTORY ACCOUNTING

The Company and its wholly-owned life insurance subsidiaries are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly-owned life insurance subsidiaries did not have a material effect on statutory equity at December 31, 1999.

Statutory financial statements differ from GAAP. Significant differences were as follows (in thousands):

                                                       1999               1998               1997
                                              --------------------------------------------------------
Net income:
 Statutory net income (1999 balance is
  unaudited)                                          $  350,294         $  259,903         $  327,813
 Deferred policy acquisition costs and cost
  of insurance purchased                                 200,285            116,597            103,872
 Deferred income taxes                                   (86,456)           (53,358)           (13,264)
 Adjustments to policy reserves                           23,110             52,445            (30,162)
 Goodwill amortization                                    (2,437)            (2,033)            (2,067)
 Net realized gain on investments                          2,246             41,488             20,139
 Litigation settlement                                         -            (63,112)                 -
 Other, net                                               10,864            (35,256)           (31,774)
                                              --------------------------------------------------------
GAAP net income                                       $  497,906         $  316,674         $  374,557
                                              ========================================================
Shareholders' equity:
 Statutory capital and surplus (1999 balance
  is unaudited)                                       $1,753,570         $1,670,412         $1,636,327

 Deferred policy acquisition costs and cost
  of insurance purchased                               1,975,667          1,109,831            835,031
 Deferred income taxes                                  (350,258)          (698,350)          (535,703)
 Adjustments to policy reserves                         (202,150)          (274,532)          (319,680)
 Acquisition-related goodwill                             52,317             54,754             51,424
 Asset valuation reserve ("AVR")                         351,904            310,564            255,975
 Interest maintenance reserve ("IMR")                     53,226             27,323              9,596
 Investment valuation differences                       (683,500)         1,487,658          1,272,339
 Surplus from separate accounts                         (180,362)          (174,447)          (150,928)
 Other, net                                               75,973             55,322              7,233
                                              --------------------------------------------------------
Total GAAP shareholders' equity                       $2,846,387         $3,568,535         $3,061,614
                                              ========================================================

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.2 STATUTORY ACCOUNTING (CONTINUED)


The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse; (d) certain assets (principally furniture and equipment, agents' debit balances, computer software, and certain other receivables) are reported as assets rather than being charged to retained earnings; (e) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and
(f) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to establish an AVR and an IMR. The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment- and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

1.3 INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, endowment, guaranteed renewable term life, universal life, limited payment, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts. At December 31, 1999 and 1998, insurance investment contracts of $25.9 million and $24.1 million, respectively, were included in the Company's liabilities.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.4 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 1999 and 1998. After adjusting related balance sheet accounts as if the unrealized gains (losses) had been realized, the net adjustment is recorded in accumulated other comprehensive income within shareholders' equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

During 1999, the Company maintained a trading portfolio of certain fixed maturity securities. Trading securities are recorded at fair value. Unrealized and realized gains (losses) are included in net investment income. The Company held no trading securities at December 31, 1999, and trading securities did not have a material effect on net investment income in 1999.

MORTGAGE LOANS

Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on its assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

POLICY LOANS

Policy loans are reported at unpaid principal balance.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.4 INVESTMENTS (CONTINUED)

INVESTMENT REAL ESTATE

Investment real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

INVESTMENT INCOME

Interest on fixed maturity securities and performing and restructured mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest and any amortization of premium or discount on delinquent mortgage loans is recorded as income only when actual interest payments are received. Dividends are recorded as income on ex-dividend dates.

REALIZED INVESTMENT GAINS

Realized investment gains (losses) are recognized using the specific-identification method.

1.5 SEPARATE ACCOUNTS

Separate Accounts are assets and liabilities associated with certain contracts, principally annuities; for which the investment risk lies solely with the contract holder. Therefore, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income, and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.6 DEFERRED POLICY ACQUISITION COSTS ("DPAC") AND COST OF INSURANCE PURCHASED ("CIP")

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

CIP represents the cost assigned to insurance contracts in force that are acquired through the purchase of a block of business. At December 31, 1999, CIP of $19.0 million was reported within other assets.

DPAC and CIP associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. DPAC and CIP associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract.

DPAC and CIP are adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amount of DPAC and CIP on at least an annual basis. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable.

1.7 PREMIUM RECOGNITION

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC (see Note 1.6).

For limited-payment contracts, net premiums are recorded as revenue, and the difference between the gross premium received and the net premium is deferred and recognized in a constant relationship to insurance in force. For all other contracts, premiums are recognized when due.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.8 OTHER ASSETS

Acquisition-related goodwill, which is included in other assets, is charged to expense in equal amounts over 40 years. The carrying value of goodwill is regularly reviewed by management for indicators of impairment in value. If facts and circumstances suggest that goodwill is impaired, other than temporarily, the Company assesses the fair value of the underlying assets and reduces goodwill accordingly.

1.9 POLICY AND CONTRACT CLAIMS RESERVES

Substantially all of the Company's insurance and annuity liabilities relate to long duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on estimates of the cost of future policy benefits. Reserves are determined using the net level premium method. Interest assumptions used to compute reserves ranged from 2.5% to 13.5% at December 31, 1999.

1.10 REINSURANCE

The Company limits its exposure to loss on any single insured to $2.5 million by ceding additional risks through reinsurance contracts with other insurers. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability. The likelihood of a material reinsurance liability being reassumed by the Company is considered to be remote.

A receivable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. Reinsurance recoveries on ceded reinsurance contracts were $28 million, $63 million, and $25 million, during 1999, 1998, and 1997, respectively. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies. Benefits paid and future policy benefits related to ceded insurance contracts are recorded as reinsurance receivables.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.11 PARTICIPATING POLICY CONTRACTS

Participating life insurance accounted for approximately 1% and 2% of life insurance in force at December 31, 1999 and 1998, respectively.

The portion of earnings allocated to participating policyholders that cannot be expected to inure to shareholders is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $4.6 million in 1999.

1.12 INCOME TAXES

The Company and its life insurance subsidiaries, together with certain other life insurance subsidiaries of the Parent Company, are included in a life/non-life consolidated tax return with the Parent Company and its noninsurance subsidiaries. The Company participates in a tax sharing agreement with other companies included in the consolidated tax return. Under this agreement, tax payments are made to the Parent Company as if the companies filed separate tax returns; and companies incurring operating and/or capital losses are reimbursed for the use of these losses by the consolidated return group.

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income. Changes related to fluctuations in fair value of available-for-sale securities are included in the consolidated statements of comprehensive income and accumulated other comprehensive income in shareholder's equity.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.13 ACCOUNTING CHANGES

In 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") 133, Accounting for Derivative Instruments and Hedging Activities, which requires all derivative instruments to be recognized at fair value in the balance sheet. Changes in the fair value of a derivative instrument will be reported as earnings or other comprehensive income, depending upon the intended use of the derivative instrument. The Company will adopt SFAS 133 on January 1, 2001. The Company does not expect adoption to have a material impact on the Company's results of operations and financial position.

2. INVESTMENTS

2.1 INVESTMENT INCOME

Investment income by type of investment was as follows:

                                            1999           1998           1997
                                     -------------------------------------------
                                                      (In Thousands)

Investment income:
 Fixed maturities                         $2,118,794    $2,101,730    $1,966,528
 Equity securities                            17,227         1,813         1,067
 Mortgage loans on real estate               134,878       148,447       157,035
 Investment real estate                       20,553        23,139        22,157
 Policy loans                                 69,684        66,573        62,939
 Other long-term investments                   7,539         3,837         3,135
 Short-term investments                       24,874        15,492         8,626
 Investment income from affiliates             8,695        10,536        11,094
                                     -------------------------------------------

Gross investment income                    2,402,244     2,371,567     2,232,581
Investment expenses                           54,048        54,634        33,958
                                     -------------------------------------------
Net investment income                     $2,348,196    $2,316,933    $2,198,623
                                     ===========================================

The carrying value of investments that produced no investment income during 1999 was less than 0.2% of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.2 NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows:

                                            1999            1998            1997
                                     -------------------------------------------
                                                       (In Thousands)

Fixed maturities:
 Gross gains                             $ 118,427      $ 20,109       $ 42,966
 Gross losses                             (102,299)      (62,657)       (34,456)
                                     -------------------------------------------
Total fixed maturities                      16,128       (42,548)         8,510
Equity securities                              793           645          1,971
Other investments                          (11,570)        8,118         19,384
                                     -------------------------------------------
Net realized investment gains
 (losses)                                    5,351       (33,785)        29,865
before tax
Income tax expense (benefit)                 1,874       (11,826)        10,452
Net realized investment gains
 (losses)                                $   3,477      $(21,959)      $ 19,413
after tax
                                     ===========================================

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES


All fixed maturity and equity securities are classified as available-for-sale and reported at fair value (see Note 1.4). Amortized cost and fair value at December 31, 1999 and 1998 were as follows:

                                             GROSS        GROSS
                               AMORTIZED   UNREALIZED   UNREALIZED     FAIR
                                  COST        GAIN        LOSS         VALUE
                              --------------------------------------------------
                                                (In Thousands)
DECEMBER 31, 1999
Fixed maturity securities:
Corporate securities:
   Investment-grade            $19,455,518    $134,003   $(704,194)  $18,885,326
   Below investment-grade        1,368,494      11,863    (114,260)    1,266,098
 Mortgage-backed securities*     6,195,003      45,022     (74,746)    6,165,279
 U.S. government obligations       276,621      15,217      (2,376)      289,462
 Foreign governments               245,782       5,774      (1,767)      249,789
 State and political               154,034         499     (10,836)      143,697
  subdivisions
 Redeemable preferred stocks        29,715          43           -        29,758
                               -------------------------------------------------
Total fixed maturity           $27,725,167    $212,421   $(908,179)  $27,029,409
 securities
                              ==================================================
Equity securities              $   198,640    $ 39,381   $    (956)  $   237,065
                              ==================================================
Investment in Parent Company   $     8,597    $ 44,486   $       -   $    53,083
                              ==================================================

* Primarily include pass-through securities guaranteed by and mortgage obligations ("CMOs") collateralized by the U.S. government and government agencies.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

                                             GROSS        GROSS
                               AMORTIZED   UNREALIZED   UNREALIZED     FAIR
                                  COST        GAIN        LOSS         VALUE
                               -------------------------------------------------
                                                (In Thousands)
DECEMBER 31, 1998
Fixed maturity securities:
Corporate securities:
   Investment-grade            $18,800,553    $1,129,504  $(26,353)  $19,903,703
   Below investment-grade        1,409,198        33,910   (45,789)    1,397,320
 Mortgage-backed securities*     6,359,242       294,331      (870)    6,652,703
 U.S. government obligations       417,822        69,321      (178)      486,965
 Foreign governments               331,699        24,625    (2,437)      353,887
 State and political                86,778         4,796      (187)       91,387
  subdivisions
 Redeemable preferred stocks        20,313             -       (17)       20,296
                               -------------------------------------------------
Total fixed maturity           $27,425,605    $1,556,487  $(75,831)  $28,906,261
 securities
                               =================================================
Equity securities              $   193,368    $   19,426  $ (1,110)  $   211,684
                               =================================================
Investment in Parent Company   $     8,597    $   45,973  $      -   $    54,570
                               =================================================

* Primarily include pass-through securities guaranteed by and mortgage obligations ("CMOs") collateralized by the U.S. government and government agencies.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

Net unrealized gains (losses) on securities included in accumulated comprehensive income in shareholders' equity at December 31 were as follows:

                                                        1999            1998
                                                 -------------------------------
                                                          (In Thousands)
Gross unrealized gains                                 $ 296,288      $1,621,883
Gross unrealized losses                                 (909,135)       (76,941)
DPAC and other fair value adjustments                    200,353       (488,120)
Deferred federal income taxes                             55,631       (377,718)
Net unrealized (losses) gains on securities            $(356,863)     $  679,104
                                                 ===============================

The contractual maturities of fixed maturity securities at December 31, 1999 were as follows:
                                       1999                            1998
                        --------------------------------------------------------
                          AMORTIZED      MARKET        AMORTIZED        MARKET
                             COST        VALUE           COST          VALUE
                        --------------------------------------------------------
                              (In thousands)                (In thousands)
Fixed maturity
 securities, excluding
 mortgage-backed
 securities:
   Due in one year or     $   810,124    $ 813,683     $ 531,496     $   536,264
    less
   Due after one year
    through five years      5,380,557     5,394,918     5,550,665      5,812,581

   Due after five years
    through ten years       8,350,207     8,080,065     9,229,980      9,747,761

   Due after ten years      6,988,799     6,575,461     5,754,220      6,156,950
Mortgage-backed             6,195,480     6,165,282     6,359,244      6,652,705
 securities
                        --------------------------------------------------------
Total fixed maturity      $27,725,167   $27,029,409    $27,425,605   $28,906,261
 securities
                        ========================================================

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $12.3 billion, $5.4 billion, and $14.8 billion during 1999, 1998, and 1997, respectively.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.4 MORTGAGE LOANS ON REAL ESTATE

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at December 31, 1999 and 1998:

                                   OUTSTANDING     PERCENT OF         PERCENT
                                     AMOUNT           TOTAL        NONPERFORMING
                                  ----------------------------------------------
                                     (In Millions)

DECEMBER 31, 1999
Geographic distribution:
 South Atlantic                        $  470         24.6%            0.2%
 Pacific                                  363         18.9             7.8
 West South Central                       185          9.6             0.0
 East South Central                       144          7.5             0.0
 East North Central                       256         13.3             0.0
 Mid-Atlantic                             323         16.8             0.9
 Mountain                                 107          5.6            13.8
 West North Central                        43          2.2             0.0
 New England                               44          2.3             0.0
Allowance for losses                      (16)        (0.8)            0.0
                                  -------------------------------
Total                                  $1,919        100.0%            2.4%
                                  ===============================

Property type:
 Retail                                $  628         32.6%            2.5%
 Office                                   746         38.9             4.2
 Industrial                               302         15.7             0.0
 Apartments                               189          9.9             0.0
 Hotel/motel                               46          2.4             0.0
 Other                                     24          1.3             0.2
Allowance for losses                      (16)        (0.8)            0.0
                                  -------------------------------
Total                                  $1,919        100.0%            2.4%
                                  ===============================

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.4 MORTGAGE LOANS ON REAL ESTATE (CONTINUED)

                                   OUTSTANDING     PERCENT OF         PERCENT
                                     AMOUNT           TOTAL        NONPERFORMING
                                  ----------------------------------------------
                                     (In Millions)
DECEMBER 31, 1998
Geographic distribution:
 South Atlantic                        $  429            27.6%         0.2%
 Pacific                                  320            20.6         10.4
 Mid-Atlantic                             326            20.9          4.1
 East North Central                       178            11.4          -
 Mountain                                  95             6.1          -
 West South Central                       118             7.5          -
 East South Central                        46             3.0          -
 West North Central                        33             2.1          -
 New England                               25             1.6          -
Allowance for losses                      (13)           (0.8)         -
                                  -------------------------------
Total                                  $1,557          100.00%         3.1%
                                  ===============================

Property type:
 Office                                $  593            38.1%         7.0%
 Retail                                   423            27.1          0.2
 Industrial                               292            18.8          -
 Apartments                               178            11.4          2.9
 Hotel/motel                               38             2.4          -
 Other                                     46             3.0          -
Allowance for losses                      (13)           (0.8)         -
                                  -------------------------------
Total                                  $1,557             100%         3.1%
                                  ===============================

Impaired mortgage loans on real estate and related interest income is not material.

                    American General Life Insurance Company

2.   INVESTMENTS (CONTINUED)

2.5 INVESTMENT SUMMARY

Investments of the Company were as follows:

                                           DECEMBER 31, 1999                              DECEMBER 31, 1998
                                -----------------------------------------------------------------------------------------
                                                           CARRYING                                       CARRYING
                                  COST       FAIR VALUE     AMOUNT           COST         FAIR VALUE       AMOUNT
                                -----------------------------------------------------------------------------------------
                                             (In Thousands)                                 (In Thousands)
Fixed maturities:
 Bonds:
   United States
    government and
    government agencies        $   276,621   $    289,462   $      289,462     $    417,822   $   486,965       $    486,965
    and authorities
   States, municipalities,
    and political                  154,034        143,697          143,697           86,778        91,387             91,387
    subdivisions
   Foreign governments              245,782       249,789          249,789          331,699       353,887            353,887
   Public utilities               1,468,758     1,465,129        1,465,129        1,777,172     1,895,326          1,895,326
   Mortgage-backed                6,195,003     6,165,279        6,165,279        6,359,242     6,652,703          6,652,703
    securities
   All other corporate           19,355,254    18,686,295       18,686,295       18,432,579    19,405,697         19,405,697
    bonds**
 Redeemable preferred                29,715        29,758           29,758           20,313        20,296             20,296
  stocks
                               ---------------------------------------------------------------------------------------------
Total fixed maturities           27,725,167    27,029,409       27,029,409       27,425,605    28,906,261         28,906,261
Equity securities:
 Common stocks:
   Banks, trust, and
    insurance companies                   -             -                -                -             -                  -

   Industrial,
    miscellaneous, and              180,849       219,089          219,089          176,321       211,684            211,684
    other

   Nonredeemable preferred
    stocks                           17,791        17,976           17,976           17,047             -                  -
                               ---------------------------------------------------------------------------------------------

Total equity securities             198,640       237,065          237,065          193,368       211,684            211,684
Mortgage loans on real            1,918,956     1,829,212        1,918,956        1,557,268     1,607,599          1,557,268
 estate*
Investment real estate              125,563       XXXXXXX          125,563          119,520       xxxxxxx            119,520
Policy loans                      1,234,729     1,205,056        1,234,729        1,170,686     1,252,409          1,170,686
Other long-term investments         129,155       XXXXXXX          129,155           86,194       xxxxxxx             86,194
Short-term investments              123,779       XXXXXXX          123,779          222,949       xxxxxxx            222,949
                               ---------------------------------------------------------------------------------------------
Total investments               $31,455,989  $    XXXXXXX   $   30,798,656     $ 30,775,590   $   xxxxxxx       $ 32,274,562
                                ============================================================================================

 * Amount is net of allowance for losses of $16 million and $13 million at December 31, 1999 and 1998, respectively.

** Includes derivative financial instruments with negative fair values of $4.7 million and $1.0 million and positive fair values of $2.3 million and $24.3 million at December 31, 1999 and 1998, respectively.

                    American General Life Insurance Company

3. DEFERRED POLICY ACQUISITIONS COSTS

The balance of DPAC at December 31 and the components of the change reported in operating costs and expenses for the years then ended were as follows:

                                         1999            1998            1997
                                       --------------------------------------
                                                    (In Thousands)
Balance at January 1                   $1,087,718   $  835,031     $1,042,783
 Capitalization                           307,854      244,196        219,339
 Amortization                            (101,066)    (125,062)      (115,467)
 Effect of realized and unrealized
  gains (losses) on securities            662,147      133,553       (311,624)
                                       --------------------------------------
Balance at December 31                 $1,956,653   $1,087,718      $  835,031
                                       =======================================

4. OTHER ASSETS

Other assets consisted of the following:

                                                            DECEMBER 31
                                                        1999           1998
                                                 ------------------------------
                                                          (In Thousands)

Goodwill                                                $ 52,317       $ 54,754
American General Corporation CBO (Collateralized
 Bond Obligation) 98-1 Ltd.                                    -          9,740

Cost of insurance purchased ("CIP")                       19,014         22,113
Computer software                                        117,571         78,775
Other                                                     61,397         40,936
                                                 ------------------------------
Total other assets                                      $250,299       $206,318
                                                 ==============================

                    American General Life Insurance Company

4. OTHER ASSETS (CONTINUED)

A rollforward of CIP for the year ended December 31, 1999, was as follows:

                                                                     1999
                                                                 ------------

                                                                      (In
                                                                  Thousands)

Balance at January 1                                               $  22,113
Acquisition of business                                                    -
Accretion of interest at 5.02%                                           926
Amortization                                                          (4,025)
                                                                   ---------
Balance at December 31                                             $  19,014
                                                                   =========

5. FEDERAL INCOME TAXES

5.1 TAX LIABILITIES

Income tax liabilities were as follows:

                                                             DECEMBER 31
                                                        1999            1998
                                                   -----------------------------
                                                          (In Thousands)

Current tax (receivable) payable                        $ 25,074      $ (21,035)
Deferred tax liabilities, applicable to:
 Net income                                              405,889        320,632
 Net unrealized investment gains                         (55,631)       377,718
                                                   -----------------------------
Total deferred tax liabilities                           350,258        698,350
                                                   -----------------------------
Total current and deferred tax liabilities              $375,332       $677,315
                                                   =============================

                    American General Life Insurance Company

5. FEDERAL INCOME TAXES (CONTINUED)

5.1 TAX LIABILITIES (CONTINUED)

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                       1999             1998
                                                     --------------------------
                                                           (In Thousands)

Deferred tax liabilities applicable to:
 Deferred policy acquisition costs                     $ 601,678     $  307,025
 Basis differential of investments                             -        590,661
 Other                                                   171,763        150,189
                                                     ---------------------------

Total deferred tax liabilities                           773,441      1,047,875

Deferred tax assets applicable to:
 Policy reserves                                        (215,465)      (212,459)
 Basis differential of investments                      (158,421)             -
 Other                                                  (141,236)      (137,066)
                                                      --------------------------

Total deferred tax assets before valuation
allowance                                               (515,122)      (349,525)
Valuation allowance                                       91,939              -
                                                      --------------------------

Total deferred tax assets, net of valuation
allowance                                               (423,183)      (349,525)
                                                      --------------------------
Net deferred tax liabilities                           $ 350,258     $  698,350
                                                      ==========================

A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations, is distributed as dividends, or unless the income tax deferred status of such amount is modified by future tax legislation. Such income, accumulated in policyholders' surplus accounts, totaled $88.2 million at December 31, 1999. At current corporate rates, the maximum amount of tax on such income is approximately $30.9 million. Deferred income taxes on these accumulations are not required because no distributions are expected.

                    American General Life Insurance Company

5. FEDERAL INCOME TAXES (CONTINUED)

5.1 TAX LIABILITIES (CONTINUED)

Components of income tax expense for the years were as follows:

                                            1999            1998          1997
                                           -------------------------------------
                                                      (In Thousands)

Current expense                             $176,725      $134,344     $185,460
Deferred expense (benefit):
 Deferred policy acquisition cost             65,377        33,230       27,644
 Policy reserves                             (22,654)        2,189      (27,496)
 Basis differential of investments            (4,729)       11,969        3,769
 Litigation settlement                        22,641       (33,983)           -
 Year 2000                                         -        (9,653)           -
 Internally developed software                18,654             -            -
 Other, net                                    7,182        15,623        9,347
                                           -------------------------------------
Total deferred expense                        86,471        19,375       13,264
                                           -------------------------------------
Income tax expense                          $263,196      $153,719     $198,724
                                           =====================================


5.2 TAX EXPENSE


A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                            1999            1998          1997
                                           -------------------------------------
                                                      (In Thousands)
Income tax at statutory percentage
 of GAAP pretax income                      $266,386      $164,638     $200,649
Tax-exempt investment income                 (16,423)      (11,278)      (9,493)
Goodwill                                         853           712          723
Other                                         12,380          (353)       6,845
                                           -------------------------------------
Income tax expense                          $263,196        $153,719   $198,724
                                           =====================================

                    American General Life Insurance Company

5. FEDERAL INCOME TAXES (CONTINUED)

5.3 TAXES PAID

Income taxes paid amounted to approximately $126 million, $159 million, and $168 million in 1999, 1998, and 1997, respectively.

5.4 TAX RETURN EXAMINATIONS

The Parent Company and the majority of its subsidiaries file a consolidated federal income tax return. The Internal Revenue Service ("IRS") has completed examinations of the Parent Company's tax returns through 1992. The IRS is currently examining tax returns for 1993 through 1996. In addition, the tax returns of companies recently acquired are also being examined. Although the final outcome of any issues raised in examination is uncertain, the Parent Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements.

6. TRANSACTIONS WITH AFFILIATES

Affiliated notes and accounts receivable were as follows:

                                  DECEMBER 31, 1999             DECEMBER 31, 1998
                          ------------------------------------------------------------
                              PAR VALUE      BOOK VALUE     PAR VALUE      BOOK VALUE
                          ------------------------------------------------------------

                                                  (In Thousands)

American General
 Corporation, 9 3/8%,       $  4,725          $  3,410       $ 4,725        $  3,345
 due 2008
American General
 Corporation, Promissory
 notes, due 2004             12,232            12,232        14,679          14,679
American General
 Corporation, Restricted
 Subordinated Note,
 13 1/2%, due 2002           27,378            27,378        29,435          29,435
                           ------------------------------------------------------------
Total notes receivable
 from affiliates             44,335            43,020        48,839          47,459
Accounts receivable from
 affiliates                       -            32,175             -          113,637
                          ------------------------------------------------------------
Indebtedness from          $44,335           $75,195        $48,839        $161,096
 affiliates
                          ============================================================

                    American General Life Insurance Company

6. TRANSACTIONS WITH AFFILIATES (CONTINUED)

Various American General companies provide services to the Company, principally mortgage servicing and investment management services, provided by American General Investment Management Corporation on a fee basis. The Company paid approximately $55,318,000, $46,921,000, and $33,916,000 for such services in
1999, 1998, and 1997, respectively. Accounts payable for such services at December 31, 1999 and 1998 were not material. The Company rents facilities and provides services on an allocated cost basis to various American General companies. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly-owned, non-life insurance subsidiary, American General Life Companies ("AGLC"). AGLC provides shared services, including technology, to a number of American General Corporation's life insurance subsidiaries. The Company received approximately $138,885,000, $66,550,000, and $6,455,000 for such services and rent in 1999, 1998, and 1997, respectively. Accounts receivable for rent and services at December 31, 1999 and 1998 were not material.

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The holder of this stock, The Franklin Life Insurance Company ("Franklin"), an affiliated company, is entitled to one vote per share, voting together with the holders of common stock.

7. STOCK-BASED COMPENSATION

Certain officers of the Company participate in American General Corporation's stock and incentive plans which provide for the award of stock options, restricted stock awards, performance awards, and incentive awards to key employees. Stock options constitute the majority of such awards. American General Corporation follows the intrinsic value method of accounting for stock options as prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. Therefore, the expense related to stock options is measured as the excess of the market price of the stock at the measurement date over the exercise price. The measurement date is the first date on which both the number of shares that the employee is entitled to receive and the exercise price are known. Under the stock option plans, no expense is recognized, since the market price equals the exercise price at the measurement date.

                    American General Life Insurance Company

7. STOCK-BASED COMPENSATION (CONTINUED)

Under an alternative accounting method of accounting under Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, compensation expense arising from stock options would be measured at the estimated fair value of the options at the date of grant. Had compensation expense for the stock options been determined using this method, net income would have been as follows:

                                            1999           1998           1997
                                     ---------------------------------------------
                                                      (In Thousands)
Net income as reported                      $497,906       $316,674       $374,557
Net income pro forma                        $495,331       $315,078       $373,328

The average fair values of the options granted during 1999, 1998, and 1997 were $17.06, $15.38, and $10.33, respectively. The fair value of each option was estimated at the date of grant using a Black-Scholes option pricing model. The weighted average assumptions used to estimate the fair value of the stock options were as follows:

                                               1999            1998            1997
                                       -----------------------------------------------
Dividend yield                                   2.5%            2.5%            3.0%
Expected volatility                             24.4%           23.0%           22.0%
Risk-free interest rate                         4.95%           5.76%            6.4%
Expected life                                 6 years         6 years         6 years

8. BENEFIT PLANS

8.1 PENSION PLANS


The Company has non-contributory defined benefit pension plans covering most employees. Pension benefits are based on the participant's compensation and length of credited service.

Equity and fixed maturity securities were 71% and 26%, respectively, of the plans' assets at the plans' most recent balance sheet dates. Additionally, 1% of plan assets were invested in general investment accounts of the Parent Company's subsidiaries through deposit administration insurance contracts.

                    American General Life Insurance Company

8. BENEFIT PLANS (CONTINUED)

8.1 PENSION PLANS (CONTINUED)

The benefit plans have purchased annuity contracts from American General Corporation's subsidiaries to provide benefits for certain retirees. These contracts are expected to provide future annual benefits to certain retirees of American General Corporation and its subsidiaries of approximately $59 million.

The components of pension expense and underlying assumptions were as follows:

                                             1999            1998            1997
                                     -----------------------------------------------
                                                        (In Thousands)

Service cost                                $  3,575         $ 3,693         $ 1,891
Interest cost                                  7,440           6,289           2,929
Expected return on plan assets               (12,670)         (9,322)         (5,469)
Amortization                                    (820)           (557)            195
Pension (income) expense                    $ (2,475)        $   103         $  (454)
                                     ===============================================

Discount rate on benefit obligation             7.75%           7.00%           7.25%
Rate of increase in compensation levels         4.25%           4.25%           4.00%
Expected long-term rate of return on
 plan assets                                   10.35%          10.25%          10.00%


The Company's funding policy is to contribute annually no more than the maximum deductible for federal income tax purposes. The funded status of the plans and the prepaid pension expense included in other assets at December 31 were as follows:

                                                        1999            1998
                                                 -------------------------------
                                                           (In Thousands)

Projected benefit obligation (PBO)                      $100,600        $ 96,554
Plan assets at fair value                                145,863         120,898
                                                 -------------------------------
Plan assets at fair value in excess of PBO                45,263          24,344
Other unrecognized items, net                            (26,076)        (10,176)
                                                 -------------------------------
Prepaid pension expense                                 $ 19,187        $ 14,168
                                                 ===============================

                    American General Life Insurance Company

8. BENEFIT PLANS (CONTINUED)

8.1 PENSION PLANS (CONTINUED)

The change in PBO was as follows:

                                                        1999            1998
                                                 -------------------------------
                                                           (In Thousands)

PBO at January 1                                        $ 96,554         $43,393
Service and interest costs                                11,015           9,982
Benefits paid                                             (4,919)         (1,954)
Actuarial loss                                           (12,036)         17,089
Amendments, transfers, and acquisitions                    9,986          28,044
                                                 -------------------------------
PBO at December 31                                      $100,600         $96,554
                                                 ===============================

The change in the fair value of plan assets was as follows:

                                                        1999            1998
                                                 -------------------------------
                                                           (In Thousands)

Fair value of plan assets at January 1                  $120,898        $ 80,102
Actual return on plan assets                              17,934          12,269
Benefits paid                                             (4,919)         (1,954)
Acquisitions and other                                    11,950          30,481
                                                 -------------------------------
Fair value of plan assets at December 31                $145,863        $120,898
                                                 ===============================

POSTRETIREMENT BENEFITS OTHER THAN PENSIONS


The Company has life, medical, supplemental major medical, and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. The Company has reserved the right to change or eliminate these benefits at any time.

                    American General Life Insurance Company

8. BENEFIT PLANS (CONTINUED)

8.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED)

The life plans are insured through December 31, 1999. A portion of the retiree medical and dental plans is funded through a voluntary employees' beneficiary association ("VEBA"); the remainder is unfunded and self-insured. All of the retiree medical and dental plans' assets held in the VEBA were invested in readily marketable securities at its most recent balance sheet date.

Postretirement benefit expense in 1999, 1998, and 1997 was $254,000, $60,000, and $601,000, respectively. The accrued liability for postretirement benefits was $18.8 million and $19.2 million at December 31, 1999 and 1998, respectively. These liabilities were discounted at the same rates used for the pension plans.

9. DERIVATIVE FINANCIAL INSTRUMENTS

9.1 USE OF DERIVATIVE FINANCIAL INSTRUMENTS

The Company's use of derivative financial instruments is generally limited to reducing its exposure to interest rate and currency exchange risk by utilizing interest rate and currency swap agreements, and options to enter into interest rate swap agreements (called swaptions). The Company accounts for these derivative and financial instruments as hedges. Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge.

9.2 INTEREST RATE AND CURRENCY SWAP AGREEMENTS

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis, or vice versa, and to hedge against the risk of declining interest rates on anticipated security purchases. Interest rate swap agreements are also used to convert a portion of floating -rate borrowings to a fixed rate and to hedge against the risk of rising interest rates on anticipated debt issuances.

Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates and to hedge against currency rate fluctuation on anticipated security purchases.

                    American General Life Insurance Company

9. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

9.2 INTEREST RATE AND CURRENCY SWAP AGREEMENTS (CONTINUED)

The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

The fair values of swap agreements are recognized in the consolidated balance sheets if the hedge investments are carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are reported in net unrealized gains on securities included in other accumulated comprehensive income in shareholders' equity, consistent with the treatment of the related investment security. The fair values of swap agreements hedging debt are not recognized in the consolidated balance sheet.

For swap agreements hedging anticipated investment purchases or debt issuances, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment or debt. If the underlying investment or debt is extinguished or sold, any related gain or loss on swap agreements is recognized in income.

                    American General Life Insurance Company

9. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

9.2 INTEREST RATE AND CURRENCY SWAP AGREEMENTS (CONTINUED)

Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                        1999            1998
                                                 -------------------------------
                                                        (Dollars in Millions)
Interest rate swap agreements to receive fixed rate:
 Notional amount                                        $ 160           $ 369
 Average receive rate                                    6.73%           6.06%
 Average pay rate                                        6.55%           5.48%
Currency swap agreements (receive U.S.
 dollars/pay Canadian dollars):
   Notional amount (in U.S. dollars)                    $ 124           $ 124
   Average exchange rate                                 1.50            1.50
Currency swap agreements (receive U.S. dollars/pay
 Australian dollars):
   Notional amount (in U.S. dollars)                    $  23           $   -
   Average exchange rate                                 0.65               -

9.3 CALL SWAPTIONS


Options to enter into interest rate swap agreements are used to limit the Company's exposure to reduced spreads between investment yields and interest crediting rates should interest rates decline significantly over prolonged periods. During such periods, the spread between investment yields and interest crediting rates may be reduced as a result of certain limitations on the Company's ability to manage interest crediting rates. Call swaptions allow the Company to enter into interest rate swap agreements to receive fixed rates and pay lower floating rates, effectively increasing the spread between investment yields and interest crediting rates.

                    American General Life Insurance Company

9. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

9.3 CALL SWAPTIONS (CONTINUED)

Premiums paid to purchase call swaptions are included in investments and are amortized to net investment income over the exercise period of the swaptions. If a call swaption is terminated, any gain is deferred and amortized to insurance and annuity benefits over the expected life of the insurance and annuity contracts and any unamortized premium is charged to income. If a call swaption ceases to be an effective hedge, any related gain or loss is recognized in income.

Swaptions at December 31 were as follows:

                                                        1999            1998
                                                 -------------------------------
                                                        (Dollars in Billions)
Call swaptions:
 Notional amount                                        $3.78           $1.76
 Average strike rate                                     4.52%           3.97%

Put swaptions:
 Notional amount                                        $2.14           $1.05
 Average strike rate                                     8.60%           8.33%

9.4 CREDIT AND MARKET RISK


Derivative financial instruments expose the Company to credit risk in the event of non-performance by counterparties. The Company limits this exposure by entering into agreements with counterparties having high credit ratings and by regularly monitoring the ratings. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material impact on the Company's consolidated results of operations or financial position.

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of the agreements and the related items being hedged.

                    American General Life Insurance Company

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all the Company's assets and liabilities, and (2) the reporting of investments at fair value without a corresponding evaluation of related policyholders liabilities can be misinterpreted.

The following methods and assumptions were used to estimate the fair value of financial instruments:

     FIXED MATURITY AND EQUITY SECURITIES

     Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

     MORTGAGE LOANS ON REAL ESTATE

     Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

     POLICY LOANS

     Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions, incorporating market rates.

     INVESTMENT IN PARENT COMPANY

     The fair value of the investment in Parent Company is based on quoted market prices of American General Corporation common stock.

     INSURANCE INVESTMENT CONTRACTS

     Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

                    American General Life Insurance Company

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     INDEBTEDNESS FROM AFFILIATES

     Indebtedness from affiliates is composed of accounts receivable and notes receivable from affiliates. Due to the short-term nature of accounts receivable, fair value is assumed to equal carrying value. Fair value of notes receivable was estimated using discounted cash flows based on contractual maturities and discount rates that were based on U.S. Treasury rates for similar maturity ranges.

11. DIVIDENDS PAID

American General Life Insurance Company paid $187 million, $244 million, and $401 million, in dividends on common stock to AGC Life Insurance Company in 1999, 1998, and 1997, respectively. The Company also paid $680 thousand per year in dividends on preferred stock to an affiliate, The Franklin Life Insurance Company, in 1999, 1998, and 1997.

12. RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 1999, approximately $2.6 billion of consolidated shareholder's equity represents net assets of the Company, which cannot be transferred, in the form of dividends, loans, or advances to the Parent Company. Approximately $1.9 billion of consolidated shareholders' equity is similarly restricted as to transfer from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to the Parent are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10% of policyholders' surplus or the previous year's statutory net gain from operations.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

                    American General Life Insurance Company

12. RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES (CONTINUED)

In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. On December 16, 1998, American General Corporation announced that certain of its life insurance subsidiaries had entered into agreements to resolve all pending market conduct class action lawsuits.

In conjunction with the proposed settlements, the Company recorded a charge of $97.1 million ($63.1 million after-tax) in the fourth quarter of 1998. The charge covers the cost of policyholder benefits and other anticipated expenses resulting from the proposed settlements, as well as other administrative and legal costs.

On December 31, 1998, the Company entered into an agreement with the Parent Company whereby the Company assigned, and the Parent Company assumed, $80.1 million of the liabilities of the Company related to the proposed resolution. The liabilities of American General Life Insurance Company of New York, which totaled $17.0 million, were not assumed by the Parent Company. As consideration for the assumption of the liabilities, the Company paid the Parent Company an amount equal to the liabilities recorded with respect to the proposed resolution of the litigation. The litigation liabilities were reduced by payments of $2.7 million, and the remaining balance of $94.4 million was included in other liabilities on the Company's balance sheet at December 31, 1998. All settlements were finalized in 1999.

The Company is party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings, including those filed by individuals who have excluded themselves from the market conduct settlement, and lawsuits relating to policies not covered by the market conduct settlements, arise in jurisdictions, such as Alabama and Mississippi, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's consolidated results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama and Mississippi continues to create the potential for an unpredictable judgment in any given suit.

                    American General Life Insurance Company

12. RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES (CONTINUED)

The increase in the number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in increased assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 1999 and 1998, the Company has accrued $8.6 million and $6.0 million, respectively, for guaranty fund assessments, net of $3.4 million and $3.7 million, respectively, of premium tax deductions. The Company has recorded receivables of $4.4 million and $6.2 million at December 31, 1999 and 1998, respectively, for expected recoveries against the payment of future premium taxes. Expenses incurred for guaranty fund assessments were $2.1 million, $3.6 million, and $2.1 million in 1999, 1998, and 1997, respectively.

                    American General Life Insurance Company

13. REINSURANCE

Reinsurance transactions for the years ended December 31, 1999, 1998, and 1997 were as follows:

                                                                                             PERCENTAGE
                                               CEDED TO        ASSUMED                        OF AMOUNT
                             GROSS              OTHER        FROM OTHER                       ASSUMED TO
                             AMOUNT            COMPANIES      COMPANIES      NET AMOUNT           NET
                            ---------------------------------------------------------------------------
                                               (In Thousands)
DECEMBER 31, 1999
Life insurance in force         $50,060,334     $17,056,734       $524,062     $33,527,662          1.56%
                            ==============================================================
Premiums:
 Life insurance and annuities   $   101,900     $    49,530       $    252     $    52,622          0.48%
 Accident and health insurance          977              84              -             893          0.00%
                            --------------------------------------------------------------
Total premiums                  $   102,877     $    49,614       $    252     $    53,515          0.47%
                            ===============================================================

DECEMBER 31, 1998
Life insurance in force         $46,057,031     $13,288,183       $629,791     $33,398,639          1.89%
                             =============================================================
Premiums:
 Life insurance and annuities   $    90,298     $    42,235       $    117     $    48,180          0.24%
 Accident and health insurance        1,134              87              -           1,047          0.00%
                              ------------------------------------------------------------
Total premiums                  $    91,432     $    42,322       $    117     $    49,227          0.24%
                              ============================================================
DECEMBER 31, 1997
Life insurance in force         $45,963,710     $10,926,255       $  4,997     $35,042,452          0.01%
                              ============================================================
Premiums:
 Life insurance and annuities   $   100,357     $    37,294       $     75     $    63,138          0.12%
 Accident and health insurance        1,208             172              -           1,036          0.00%
                              ------------------------------------------------------------
Total premiums                  $   101,565     $    37,466       $     75     $    64,174          0.12%
                              ============================================================

Reinsurance recoverable on paid losses was approximately $8.0 million, $7.7 million, and $2.3 million at December 31, 1999, 1998, and 1997, respectively. Reinsurance recoverable on unpaid losses was approximately $10.5 million, $2.5 million, and $3.2 million at December 31, 1999, 1998, and 1997, respectively.

                    American General Life Insurance Company

14. YEAR 2000 CONTINGENCY (UNAUDITED)

Currently, all of our major technology systems, programs, and applications, including those which rely on third parties, are operating smoothly following our transition into 2000. We have experienced no interruptions to normal business operations, including the processing of customer account data and transactions. We will continue to monitor our technology systems, including critical third-party dependencies, as necessary to maintain our Year 2000 readiness. We do not expect any future disruptions, if they occur, to have a material effect on the Company's results of operations, liquidity, or financial condition.

15. DIVISION OPERATIONS

15.1 NATURE OF OPERATIONS

The Company manages its business operation through two divisions, which are based on products and services offered.

RETIREMENT SERVICES

The Retirement Services Division provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, health care, public sector, and other not-for-profit organizations marketed nationwide through exclusive sales representatives.

LIFE INSURANCE

The Life Insurance division provides traditional, interest-sensitive, and variable life insurance and annuities to a broad spectrum of customers through multiple distribution channels focused on specific market segments.

                    American General Life Insurance Company

15. DIVISION OPERATIONS

15.2 DIVISION RESULTS

Results of each division exclude goodwill amortization, net realized investment gains, and non-recurring items.

Division earnings information was as follows:

                              REVENUES                 INCOME BEFORE TAXES                EARNINGS
                     ----------------------------------------------------------------------------------------
                      1999       1998      1997      1999      1998       1997     1999      1998       1997
                     ----------------------------------------------------------------------------------------

                                                       In Millions
Retirement Services    $2,088    $1,987     $1,859   $ 567    $ 469       $ 398    $ 374    $ 315       $ 261
Life Insurance            883       870        822     191      162         147      123      107          97
                      ---------------------------------------------------------------------------------------
Total divisions         2,971     2,857      2,681     758      631         545      497      422         358
Goodwill
 amortization               -         -          -      (2)      (2)         (2)      (2)      (2)         (2)
RG (L)                      5       (34)        30       5      (34)         30        3      (22)         19
Nonrecurring items          -         -          -       -    (125)(a)        -        -      (81)(a)       -
                     ----------------------------------------------------------------------------------------
Total consolidated     $2,976    $2,823     $2,711   $ 761    $ 470       $ 573    $ 498    $ 317       $ 375
                      =======================================================================================

(a) Includes $97 million pretax ($63 million after-tax) in litigation settlements and $28 million pretax ($18 million after-tax) in Year 2000 costs.

Division balance sheet information was as follows:

                                            ASSETS                    LIABILITIES
                                --------------------------------------------------------
                                                        December 31
                                --------------------------------------------------------
In millions                           1999          1998          1999          1998
                                --------------------------------------------------------

Retirement Services                    $47,323       $41,347       $45,359       $38,841
Life Insurance                           9,837         8,894         8,955         7,831
                                --------------------------------------------------------
Total consolidated                     $57,160       $50,241       $54,314       $46,672
                                ========================================================

INDEX OF WORDS AND PHRASES

     This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                                           Page to
                                          See in this
Defined Term                              Prospectus
------------                              -----------

accumulation value                            5
AGLC                                         39
AGL                                          20
amount at risk                                4
automatic rebalancing                         5
basis                                        22
beneficiary                                  27
cash surrender value                         11
close of business                            29
Code                                         21
cost of insurance rates                      28
daily charge                                  7
date of issue                                29
death benefit                                 6
dollar cost averaging                         5
full surrender                               11
Fund                                          1
investment option                             1
lapse                                        10
Legacy Plus                                   1
loan, loan interest                          12
maturity, maturity date                      13
modified endowment contract                  22
monthly deduction day                        29
monthly insurance charge                      8
Mutual Fund                                   1
option 1, 2                                   6
partial surrender                            11
payment option                               13
planned periodic premium                     10
Policy                                        1
Policy loan                                  12
Policy month, year                           29
preferred loan interest                      12
premium payments                              4
premiums                                      4
prospectus                                    1

                                          Page to
                                         See in this
Defined Term                             Prospectus
------------                             -----------

reinstate, reinstatement                     10
SEC                                           2
separate account                              1
Separate Account VL-R                        21
seven-pay test                               22
specified amount                              6
surrender                                    11
telephone transactions                       16
transfers                                    10
valuation date, period                       29


     We have filed a registration statement relating to Separate Account VL-R and the Policy with the SEC. The registration statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus. If you would like the additional information, you may obtain it from the SEC's Website at http://www.sec.gov or main office in Washington, D.C. You will have to pay a fee for the material.

     You should rely only on the information contained in this prospectus or sales materials we have approved. We have not authorized anyone to provide you with information that is different. The policies are not available in all states. This prospectus is not an offer in any state to any person if the offer would be unlawful.

PART II

(OTHER INFORMATION)


UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

     American General Life Insurance Company's Bylaws provide in Article VII,
Section 1 for indemnification of directors, officers and employees of the Company.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

     American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

The facing sheet.
Cross-Reference Table.
Prospectus, consisting of 43 pages of text, plus 9 financial pages of Separate Account VL-R and 43 financial pages of American General Life Company.
The undertaking to file reports.
The Rule 484 undertaking.
Representation pursuant to Section 26(e)(2)(A).
The signatures.
Written Consents of the following persons:

         Independent Auditors.

The following exhibits:

   1.    Exhibits required by Article IX, paragraph A of Form N-8B-2:

         (1)(a) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (3)

         (1)(b) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of variable life insurance standards of suitability and conduct. (1)

         (2)        Not applicable.

         (3)(a) Amended and Restated Distribution Agreement between American General Securities Incorporated and American General Life Insurance Company effective October 15, 1998. (4)

         (3)(b)     Form of Selling Group Agreement. (5)

         (3)(c)     Not applicable.

         (4)        Not applicable.

         (5)(a)(i) Amended specimen form of the Lockwood Flexible Premium Variable Life Insurance Policy (Policy Form No. 98615). (6)

         (6)(a) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991.
                    (2)

         (6)(b) Bylaws of American General Life Insurance Company, adopted January 22, 1992. (3)

         (6)(c) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (6)

         (7)          Not applicable.

         (8)(a) Form of Participation Agreement by and between BT Insurance Funds Trust and American General Life Insurance Company. (6)

         (8)(b)(i) Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., and Miller Anderson & Sherrerd LLP. (10)

               (ii) Amendment One to Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., and Miller Anderson & Sherrerd LLP. (5)

               (iii) Amended Number 2 to Participation Agreement Among Morgan Stanley Dean Witter Universal Funds, Inc., Van Kampen Distributors, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, American General Life Insurance Company, and American General Securities Incorporated. (5)

               (iv) Form of Amendment No. 3 to the Participation Agreement by and between Morgan Stanley Universal Funds, Inc. and American General Life Insurance Company. (6)

               (v) Amendment Four to Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., and Miller Anderson & Sherrerd LLP. (9)

         (8)(c)(i) Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, The Variable Annuity Life Insurance Company and American General Series Portfolio Company dated February 26, 1998. (5)

         (8)(c)(ii) Form of First Amendment to Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, The Variable Annuity Life Insurance Company and American General Series Portfolio Company (6)

         (8)(d) Form of Agreement by and between AIM Variable Insurance Funds, Inc. and American General Life Insurance Company.
                      (6)

         (8)(e)(i) Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated and Royce Capital Fund, dated as of February 26, 1998. (8)

         (8)(e)(ii) Form of First Amendment to Participation Agreement by and between Royce Capital Fund and American General Life Insurance Company dated August, 1998. (8)

         (8)(f) Form of Administrative Services Agreement between American General Life Insurance Company and fund distributor. (6)

         (8)(g) Form of services agreement dated July 31, 1975, (limited to introduction and first two recitals, and sections 1-3) among various affiliates of American General Corporation, including American General Life Insurance Company and American General Life Companies. (7)

         (8)(h) Administrative Services Agreement dated as of June 1, 1998, between American General Life Insurance Company and AIM Advisors, Inc. (4)

         (i)(i) Form of Participation Agreement among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (5)

         (i)(ii) Amendment One to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company dated December 1, 1998. (9)

         (j) Form of Participation Agreement among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (5)

         (k) Administrative Services Agreement between Bankers Trust Company and American General Life Insurance Company dated as of January 1, 1999. (9)

         (l) Administrative Services Agreement between Royce & Associates, Inc. and American General Life Insurance Company dated as of February 26, 1998. (8)

         (9) All other material contracts not entered into in the ordinary course of business of the trust or of the depositor concerning the trust.

                      Not applicable.

         (10)(a)      Single Insured Life Insurance Application - Part A. (11)

         (10)(b)      Single Insured Life Insurance Application - Part B. (11)

         (10)(c)      Medical Exam Form Life Insurance Application. (11)

         (10)(d) Specimen form of supplemental application for variable life insurance issued by American General Life Insurance Company on Policy Form No. 98615. (6)

         (10)(e)      Form of Service request.  (6)

         (10)(f)      Form of Owner Authorization of Third Party Transfer.  (6)

Other Exhibits

        2(a) Opinion and Consent of Pauletta P. Cohn, Associate General Counsel of American General Life Companies. (6)

        2(c) Opinion and Consent of American General Life Insurance Company's actuary. (6)

        3             Not applicable.

        4             Not applicable.

        6             Consent of Independent Auditors. (Filed herewith)

        7 Powers of Attorney. (Filed herewith on the signature pages)

        27            Financial Data Schedule. Not applicable.

(1) Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R on December 18, 1997.

(2) Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 33-43390) of Separate Account D of AGL on October 16, 1991.

(3) Incorporated herein by reference to the filing of Post-Effective Amendment No. 1 of the Form N-4 Registration Statement (File No. 33-43390) of Separate Account D of AGL on April 30, 1992.

(4) Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D on January 15, 1999.

(5) Incorporated by reference to the filing of Pre-Effective Amendment No. 1 of the Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R on March 23, 1998.

(6) Incorporated by reference to the filing of Pre-Effective Amendment No. 3 of the Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R on August 19, 1998.

(7) Incorporated by reference to the filing of Post-Effective Amendment No. 23 to the Form N-4 Registration Statement of American General Life Insurance Company's Separate Account A (File No. 33-44745) on April 24, 1998.

(8) Incorporated by reference to the filing of Post-Effective Amendment No. 3 to the Form N-4 Registration Statement of American General Life Insurance Company's Separate Account D (File No. 333-40637) on March 30, 1999.

(9) Incorporated by reference to the filing of Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of American General Life Insurance Company's Separate Account D (File No. 333-70667) on March 18, 1999.

(10) Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Form N-4 Registration Statement (File No. 33-43390) on April 30, 1997.

(11) Incorporated by reference to the initial filing of the Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R on October 29, 1999.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Thomas M. Zurek, Robert F. Herbert, Jr. and Pauletta P. Cohn and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this amended registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Houston, and State of Texas, on the 7th day of April, 2000.


                                        AMERICAN GENERAL LIFE INSURANCE
                                        COMPANY
                                        SEPARATE ACCOUNT VL-R
                                        (Registrant)

                                   BY:  AMERICAN GENERAL LIFE INSURANCE
                                        COMPANY
                                        (On behalf of the Registrant and itself)



                                   BY:    /s/ ROBERT F. HERBERT, JR.
                                        -----------------------------------
                                              Robert F. Herbert, Jr.
                                              Senior Vice President, Treasurer
                                                 and Controller
[SEAL]

ATTEST:   /s/ JULIE A. COTTON
          ------------------------
             Julie A. Cotton
             Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following officers and directors of American General Life Insurance Company in the capacities and on the dates indicated.


      Signature                        Title                 Date
      ---------                        -----                 ----


/s/ RONALD H. RIDLEHUBER         President and CEO           April 7, 2000
------------------------
 Ronald H. Ridlehuber


/s/ ROBERT F. HERBERT, JR.       Senior Vice President,      April 7, 2000
--------------------------       Treasurer and Controller
Robert F. Herbert, Jr.


/s/  DONALD W. BRITTON           Director                    April 7, 2000
----------------------
Donald W. Britton


/s/ DAVID A. FRAVEL              Director                    April 7, 2000
--------------------
David A. Fravel


/s/ DAVID L. HERZOG              Director                    April 7, 2000
-------------------
David L. Herzog


/s/ ROYCE G. IMHOFF, II          Director                    April 7, 2000
-----------------------
Royce G. Imhoff, II


/s/ JOHN V. LAGRASSE             Director                    April 7, 2000
--------------------
John V. LaGrasse


/s/ RODNEY O. MARTIN, JR.        Director                    April 7, 2000
-------------------------
Rodney O. Martin, Jr.


/s/ THOMAS M. ZUREK              Director                    April 7, 2000
-------------------
Thomas M. Zurek

                                 EXHIBIT INDEX

The following exhibits:

   1.    Exhibits required by Article IX, paragraph A of Form N-8B-2:

         (1)(a) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (3)

         (1)(b) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of variable life insurance standards of suitability and conduct. (1)

         (2)        Not applicable.

         (3)(a) Amended and Restated Distribution Agreement between American General Securities Incorporated and American General Life Insurance Company effective October 15, 1998. (4)

         (3)(b)     Form of Selling Group Agreement. (5)

         (3)(c)     Not applicable.

         (4)        Not applicable.

         (5)(a)(i) Amended specimen form of the Lockwood Flexible Premium Variable Life Insurance Policy (Policy Form No. 98615). (6)

         (6)(a) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991.
                    (2)


         (6)(b) Bylaws of American General Life Insurance Company, adopted January 22, 1992. (3)

         (6)(c) Amendment to the Amended and Restated Articles of incorporation of American General Life Insurance Company, effective July 13, 1995. (6)

         (7)        Not applicable.

         (8)(a) Form of Participation Agreement by and between BT Insurance Funds Trust and American General Life Insurance Company. (6)

         (8)(b)(i) Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., and Miller Anderson & Sherrerd LLP. (10)

               (ii) Amendment One to Participation Agreement by and among
                    American General Life Insurance Company, American General Securities Incorporated, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., and Miller Anderson & Sherrerd LLP. (5)

               (iii)Amended Number 2 to Participation Agreement Among Morgan
                    Stanley Dean Witter Universal Funds, Inc., Van Kampen Distributors, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, American General Life Insurance Company, and American General Securities Incorporated. (5)

               (iv) Form of Amendment No. 3 to the Participation Agreement by
                    and between Morgan Stanley Universal Funds, Inc. and American General Life Insurance Company. (6)

               (v) Amendment Four to Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., and Miller Anderson & Sherrerd LLP. (9)

         (8)(c)(i) Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, The Variable Annuity Life Insurance Company and American General Series Portfolio Company dated February 26, 1998.
                    (5)

         (8)(c)(ii) Form of First Amendment to Participation Agreement by and
                    among American General Life Insurance Company, American General Securities Incorporated, The Variable Annuity Life Insurance Company and American General Series Portfolio Company (6)

         (8)(d) Form of Agreement by and between AIM Variable Insurance Funds, Inc. and American General Life Insurance Company. (6)

         (8)(e)(i) Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated and Royce Capital Fund, dated as of February 26, 1998. (8)

         (8)(e)(ii) Form of First Amendment to Participation Agreement by and
                    between Royce Capital Fund and American General Life Insurance Company dated August, 1998. (8)

         (8)(f) Form of Administrative Services Agreement between American General Life Insurance Company and fund distributor. (6)

         (8)(g) Form of services agreement dated July 31, 1975, (limited to introduction and first two recitals, and sections 1-3) among various affiliates of American General Corporation, including American General Life Insurance Company and American General Life Companies. (7)

         (8)(h) Administrative Services Agreement dated as of June 1, 1998, between American General Life Insurance Company and AIM Advisors, Inc. (4)

            (i)(i) Form of Participation Agreement among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (5)

            (i)(ii) Amendment One to Participation Agreement by and among MFS
                    Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company dated December 1, 1998. (9)

            (j) Form of Participation Agreement among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (5)

            (k) Administrative Services Agreement between Bankers Trust Company and American General Life Insurance Company dated as of January 1, 1999. (9)

            (l) Administrative Services Agreement between Royce & Associates, Inc. and American General Life Insurance Company dated as of February 26, 1998. (8)

         (9) All other material contracts not entered into in the ordinary course of business of the trust or of the depositor concerning the trust.

                    Not applicable.

         (10)(a)    Single Insured Life Insurance Application - Part A. (11)

         (10)(b)    Single Insured Life Insurance Application - Part B. (11)

         (10)(c)    Medical Exam Form Life Insurance Application. (11)

         (10)(d) Specimen form of supplemental application for variable life insurance issued by American General Life Insurance Company on Policy Form No. 98615. (6)

         (10)(e)    Form of Service request.  (6)

         (10)(f)    Form of Owner Authorization of Third Party Transfer.  (6)

Other Exhibits

         2(a) Opinion and Consent of Pauletta P. Cohn, Associate General Counsel of American General Life Companies. (6)

         2(c) Opinion and Consent of American General Life Insurance Company's actuary. (6)

         3          Not applicable.

         4          Not applicable.

         6          Consent of Independent Auditors. (Filed herewith)

         7          Powers of Attorney. (Filed herewith on the signature pages)

         27         Financial Data Schedule. Not applicable.

(1) Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R on December 18, 1997.

(2) Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 33-43390) of Separate Account D of AGL on October 16, 1991.

(3) Incorporated herein by reference to the filing of Post-Effective Amendment No. 1 of the Form N-4 Registration Statement (File No. 33-43390) of Separate Account D of AGL on April 30, 1992.

(4) Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D on January 15, 1999.

(5) Incorporated by reference to the filing of Pre-Effective Amendment No. 1 of the Form S-6 Registration Statement (File No. 333-42567) of American
     General Life Insurance Company   Separate Account VL-R on March 23, 1998.

(6) Incorporated by reference to the filing of Pre-Effective Amendment No. 3 of the Form S-6 Registration Statement (File No. 333-53909) of American
     General Life Insurance Company   Separate Account VL-R on August 19, 1998.

(7) Incorporated by reference to the filing of Post-Effective Amendment No. 23 to the Form N-4 Registration Statement of American General Life Insurance Company's Separate Account A (File No. 33-44745) on April 24, 1998.

(8) Incorporated by reference to the filing of Post-Effective Amendment No. 3 to the Form N-4 Registration Statement of American General Life Insurance Company's Separate Account D (File No. 333-40637) on March 30, 1999.

(9) Incorporated by reference to the filing of Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of American General Life Insurance Company's Separate Account D (File No. 333-70667) on March 18, 1999.

(10) Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Form N-4 Registration Statement (File No. 33-43390) on April 30, 1997.

(11) Incorporated by reference to the initial filing of the Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R on October 29, 1999.